UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Oportun Financial Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 28, 2021

Dear Oportun Stockholder:

I am pleased to invite you to attend the 2021 Annual Meeting of Stockholders (and any postponement, adjournment or delay thereof, the “Annual Meeting”) of Oportun Financial Corporation. (“Oportun” or the “Company”) on Tuesday, June 8, 2021, beginning at 8:00 a.m. Pacific time. The Annual Meeting will be held virtually via a live interactive audio webcast on the internet. You will be able to vote and submit your questions during the meeting at www.virtualshareholdermeeting.com/OPRT2021.

Your vote is very important. Regardless of whether you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by proxy over the internet, by telephone or, if you received paper copies of the proxy statement by mail, you may also vote by mail by following the instructions on your proxy card. The attached proxy statement contains details of the business to be conducted at the Annual Meeting and additional information on how to vote.

On behalf of the board of directors, I would like to express our appreciation for your ongoing support of Oportun and our mission to provide inclusive, affordable financial services.

Sincerely,

Raul Vazquez

Chief Executive Officer

Oportun Financial Corporation

2 Circle Star Way

San Carlos, California 94070

Notice of the 2021 Annual Meeting of Stockholders

Date and Time	The Annual Meeting will be held virtually through a live, interactive audio webcast on Tuesday, June 8, 2021 at 8:00 a.m. Pacific time. There will be no physical meeting location.

Access to the Audio Webcast of the Annual Meeting

The live, interactive audio webcast of the Annual Meeting will begin promptly at 8:00 a.m. Pacific time. Online access will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test your computer audio system. We encourage you to access the Annual Meeting prior to the start time.

Log in Instructions

To attend the Annual Meeting, log in at www.virtualshareholdermeeting.com/OPRT2021. You will need your unique control number on your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your proxy materials.

Submitting Questions for the Virtual Annual Meeting

You may submit a question in advance of the meeting by visiting www.proxyvote.com. Once online access to the Annual Meeting is open, stockholders may submit questions, if any, on www.virtualshareholdermeeting.com/OPRT2021. To log-in to either site to submit a question, you will need your unique control number included on your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your proxy materials. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints.

Voting Your Shares at the Virtual Annual Meeting

You may vote your shares at the Annual Meeting even if you have previously submitted your vote. For instructions on how to do so, see the section below titled “Voting and Meeting Information—How do I vote?”

Meeting Agenda	1)	To elect each of the two Class II directors nominated by our board of directors and named in this proxy statement to serve for a three-year term until our 2024 annual meeting of stockholders.

	2)	To ratify the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for the year ending December 31, 2021.

	3)	To approve, on an advisory basis, Oportun’s named executive officer compensation, as described in the proxy materials.

	4)	To conduct any other business properly brought before the Annual Meeting.

Record Date	The record date for the Annual Meeting is April 15, 2021 (the “Record Date”). Only stockholders of record at the close of business on that date may vote at the Annual Meeting.

Mailing Date	We expect to mail this proxy statement and the enclosed proxy card on or about April 28, 2021 to all stockholders of record entitled to vote at the meeting.

Voting and Meeting Information

The information provided in this “Voting and Meeting Information” section is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website in this proxy statement are inactive textual references only.

Why am I receiving these materials?

Our board of directors is providing this proxy statement and the enclosed proxy card to you in connection with our board of directors’ solicitation of proxies for use at Oportun’s Annual Meeting, which will take place on June 8, 2021. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement.

We expect to mail this proxy statement and the enclosed proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on February 23, 2021 (the “Annual Report”), on or about April 28, 2021 to all stockholders of record entitled to vote at the Annual Meeting.

What is included in these materials?

These materials include:

•	This proxy statement for the Annual Meeting; and

•	The Annual Report; and

•	A proxy card.

Why are we holding a virtual Annual Meeting?

The Annual Meeting will be conducted as a virtual meeting of stockholders by means of a live interactive audio webcast. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location, improved communication and cost savings to our stockholders and support the health of our stockholders and employees given by the public health impact of the COVID-19 pandemic. The virtual Annual Meeting will allow our stockholders to ask questions and to vote.

How do I attend and participate in the Annual Meeting?

The Annual Meeting will be held at 8:00 a.m. Pacific time on June 8, 2021 at www.virtualshareholdermeeting.com/OPRT2021. We encourage you to access the Annual Meeting prior to the start time. Online access to the live, interactive audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting, and you should allow ample time to ensure your ability to access the Annual Meeting.

The stockholders’ question and answer session will include questions submitted in advance of, and questions submitted live, during the Annual Meeting. You may submit a question in advance of the meeting by visiting www.proxyvote.com. You may submit a question at any time during the Annual Meeting by visiting www.virtualshareholdermeeting.com/OPRT2021. To log-in to either site to submit a question, you will need your unique control number included on your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your proxy materials. Questions pertinent to the Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints.

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What if I have technical difficulties or trouble accessing the virtual meeting website during the check-in time or during the Annual Meeting?

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website, please call 800-586-1548 (domestic) or 303-562-9288 (international) for assistance.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the meeting. On the record date, there were 27,979,798 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares of common stock were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote during the Annual Meeting, or by proxy via the internet, telephone, or mail. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If, on Record Date, your shares of common stock were held, not in your name, but rather by a broker, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and Annual Meeting materials will be forwarded to you by your broker, bank or other nominee. Your broker, bank or nominee is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. Since you are not the stockholder of record, you may vote your shares during the Annual Meeting only by obtaining a “legal proxy” and following the instructions from your broker, bank or other nominee.

What matters am I voting on?

There are three matters scheduled for a vote:

•	Election of each of two Class II directors nominated by our board of directors and named in this proxy statement to serve for a three-year term until our 2024 annual meeting of stockholders;

•	Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021; and

•	Approval, on an advisory non-binding basis, of the compensation of our named executive officers, as described in this proxy statement.

What if another matter is properly brought before the meeting?

Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named as proxyholders in the this proxy statement will vote on those matters.

How do I vote?

The procedures for voting are as follows:

Voting by Proxy Without Attending the Annual Meeting

You may direct how your shares are voted by proxy without attending the Annual Meeting.

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You may vote your shares by proxy in any of the following three ways:

•

Using the Internet. Stockholders of record may vote online before the Annual Meeting, by going to www.proxyvote.com and following the instructions. Beneficial owners may vote by accessing the website specified on the voting instruction forms provided by their brokers, banks or other nominees. You will be required to enter the control number that is included on your proxy card or other voting instruction form provided by your broker, bank or other nominee. Online proxy voting via the internet is available 24 hours a day and will close 11:59 p.m. Pacific time, on June 7, 2021 for shares held by stockholders of record. Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. Please be aware that you must bear any costs associated with your internet access.

•

By Telephone. Stockholders of record may vote by calling 1-800-690-6903 and following the recorded instructions. Beneficial owners may vote by calling the number specified on the voting instruction forms provided by their brokers, trusts, banks or other nominees. You will be required to enter the control number that is included on your proxy card or other voting instruction form provided by your broker, trust, bank or other nominee. Telephone proxy voting is available 24 hours a day and will close 11:59 p.m., Pacific time, on June 7, 2021 for shares held by stockholders of record.

•

By Mail. Stockholders of record may submit proxies by mail by signing and dating the printed proxy cards included with their proxy materials and mailing them in the accompanying pre-addressed envelopes to be received prior to the Annual Meeting. Beneficial owners may vote by signing and dating the voting instruction forms provided and mailing them in the accompanying pre-addressed envelopes in accordance with the instructions provided.

Voting at the Virtual Annual Meeting

You may vote your shares at the Annual Meeting even if you have previously submitted your vote. To vote at the Annual Meeting, log in at www.virtualshareholdermeeting.com/OPRT2021. You will need your unique control number included on your proxy card (printed in the box and marked by the arrow) or on the instructions that accompanied your proxy materials. If you are the beneficial owner of shares held through a broker, bank other nominee, please follow the instructions provided by your broker, bank or other nominee.

Can I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before it is exercised at the Annual Meeting by (i) delivering written notice, bearing a date later than the proxy, stating that the proxy is revoked, (ii) submitting a later-dated proxy relating to the same stock by mail, telephone or the internet prior to the vote at the Annual Meeting, or (iii) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Stockholders of record may also follow the instructions provided on the proxy card to submit a new proxy by telephone or via the internet.

If you are a beneficial owner, you may revoke your proxy or change your vote only by following the separate instructions provided by your broker, bank or other nominee.

How many votes do I have?

Each holder of common stock will have the right to one vote per share of common stock.

What is the quorum requirement?

A quorum is the minimum number of shares required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our amended and restated bylaws and Delaware

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law. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting for the transaction of any business. If a quorum is established, each stockholder entitled to vote at the Annual Meeting will be entitled to one vote, virtually or by proxy, for each share of stock entitled to vote held by such stockholder on the record date, April 15, 2021. On the record date, there were 27,979,798 shares of common stock outstanding and entitled to vote. To have a quorum the holders of shares representing an aggregate of 13,989,900 votes must be present virtually or be represented by proxy at the Annual Meeting. Proxies received but marked as abstentions and broker “non-votes” will be included in the calculation of the number of votes considered to be present at the Annual Meeting and will be counted for quorum purposes.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote during the Annual Meeting, or through the internet, by telephone or by completing your proxy card before the meeting, your shares will not be voted and will not count towards the quorum.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner or (ii) the broker lacked discretionary authority to vote the shares. Abstentions represent a stockholder’s affirmative choice to decline to vote on a proposal, and occur when shares present at the meeting are marked “Abstain.” Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present but have no effect on the outcome of matters voted.

A broker has discretionary authority to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters.

Proposals 1 and 3, the election of two Class II directors and the advisory vote on the compensation of our named executive officers, respectively, are non-routine matters so your broker, bank or other nominee may not vote your shares on Proposals 1 and 3 without your instructions. Proposal 2, the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021, is a routine matter so your broker, bank or other nominee may vote your shares on Proposal 2 even in the absence of your instruction.

What if I return a proxy card but do not make specific choices?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted in accordance with our board of directors’ recommendations:

•

FOR the election of each of the two Class II directors nominated by our board of directors and named in this proxy statement to serve for a three-year term until our 2024 annual meeting of stockholders;

•	FOR the ratification of the selection of Deloitte and Touche, LLP as our independent registered public accounting firm for the year ending December 31, 2021; and

•	FOR the approval, on an advisory non-binding basis, of the compensation of our named executive officers, as described in this proxy statement.

•	If any other matter is properly presented at the Annual Meeting, the proxyholders named on your proxy card will vote your shares using their best judgment.

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Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will only be able to vote on our only routine matter, Proposal 2, ratification of Deloitte and Touche LLP, as our independent registered accounting firm for the year ending December 31, 2021. In the absence of timely directions, your shares will be treated as a broker non-vote on Proposals 1 and 3, the election of two Class II directors and the advisory vote on the compensation of our named executive officers, respectively, as described above in the section “What happens if I do not vote?”

What vote is required to approve each proposal?

The vote required to approve each proposal, the effect of broker non-votes and the effect of abstentions are set forth below.

Proposal and Description		Vote Required	Effect of Broker Non-Votes	Effect of Abstentions
1 —	Election of two Class II Directors	Nominees who receive the highest number of “For” votes will be elected “Withhold” votes will have no effect	No Effect	Not Applicable

2 —	Ratification of Deloitte and Touche, LLP as our independent registered public accounting firm for the year ending December 31, 2021	“For” votes from the holders of a majority of the voting power of our common stock present virtually or by proxy and entitled to vote thereon	Not Applicable(1)	Counts Against

3 —	Approval, on an advisory non-binding basis, of our named executive officer compensation, as described in this proxy statement	“For” votes from the holders of a majority of the voting power of our common stock present virtually or by proxy and entitled to vote thereon	No Effect	Counts Against

(1)

This proposal is considered to be a “routine” matter. Accordingly, if you hold your shares in street name and do not provide voting instructions to your broker, bank, or other nominee that holds your shares, your broker, bank, or other nominee will have discretionary authority to vote your shares on this proposal. As such, there are not expected to be any broker non-votes on this proposal.

Who counts the votes?

We have engaged Broadridge Financial Solutions (“Broadridge”) as our independent agent to tabulate stockholder votes. If you are a stockholder of record, and you choose to vote over the internet or by telephone, Broadridge will access and tabulate your vote electronically, and if you choose to sign and mail your proxy card, your executed proxy card is returned directly to Broadridge for tabulation.

How can I find out the results of the voting at the Annual Meeting?

We expect that preliminary voting results will be announced during the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Oportun or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

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When are stockholder proposals due for next year’s annual meeting of stockholders?

Requirements for stockholder proposals to be considered for inclusion in our proxy materials.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intended to be presented at the 2022 annual meeting of stockholders must be received by us not later than December 29, 2021 in order to be considered for inclusion in our proxy materials for that meeting.

Requirements for stockholder proposals to be brought before an annual meeting.

Our amended and restated bylaws provide that, for stockholder director nominations or other proposals to be considered at an annual meeting but not included in our proxy statement, the stockholder must give timely notice thereof in writing to our Corporate Secretary at Oportun Financial Corporation, 2 Circle Star Way, San Carlos, CA 94070. To be timely for the 2022 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices between February 8, 2022 and March 10, 2022. A stockholder’s notice to the Corporate Secretary must also set forth the information required by our amended and restated bylaws.

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained on our investor relations website (http://investor.oportun.com/corporate-governance/governance-overview).

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies for the Annual Meeting. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies.

What is “householding” and how can I obtain an additional copy of the proxy statement?

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

We are sending only one set of Annual Meeting materials to those addresses with multiple stockholders unless we received contrary instructions from any stockholder at that address. Householding helps to reduce our printing and postage costs, reduces the amount of mail you receive and helps to preserve the environment. If you currently receive multiple copies of the Annual Meeting materials at your address and would like to request “householding” of your communications, please contact your broker. Once you have elected “householding” of your communications, “householding” will continue until you are notified otherwise or until you revoke your consent.

Stockholders of record who would like to receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy statement and annual report, you may contact Broadridge as follows:

Broadridge Householding Department

51 Mercedes Way

Edgewood, New York 11717

(866) 540-7095

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

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Proposal No. 1 — Election of Directors

Our board of directors has nominated Ms. Alvarez and Mr. Miramontes for election as Class II directors at the Annual Meeting. Ms. Alvarez and Mr. Miramontes are currently directors of the Company. For information concerning the nominees, see “Board of Directors Biographies.”

Our board of directors is currently composed of seven members. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three classes with staggered three-year terms. One class is elected each year at the annual meeting of stockholders for a term of three years. This classification of our board of directors may have the effect of delaying or preventing changes in control of the Company. Our directors are divided into the three classes as follows:

•

Class II directors: Ms. Alvarez and Mr. Miramontes, if elected at this Annual Meeting, will serve until their terms expire at the annual meeting of stockholders to be held in 2024 until their successors have been duly elected and qualified, or their earlier death, resignation, or remova1.

•	Class III directors: Mr. Pascarella, Mr. Williams and Mr. Vazquez, whose terms will expire at the annual meeting of stockholders to be held in 2022.

•	Class I directors: Ms. Barefoot and Mr. Strohm, whose terms will expire at the annual meeting of stockholders to be held in 2023.

We believe that all nominees will be able and willing to serve if elected. However, if any nominee should become unable or unwilling to serve for any reason, proxies may be voted for another person nominated as a substitute by the board of directors, or the board of directors may reduce the number of directors that constitute our board of directors.

Vote Required

The election of Class II directors requires a plurality vote of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting on the proposal to be approved. Accordingly, the two nominees receiving the highest number of “FOR” votes will be elected. Broker non-votes will have no effect on this proposal. As a result, any shares not voted “For” a particular nominee (whether as a result of a withhold vote or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Unless you direct otherwise through your proxy voting instructions, the persons named as proxyholders will vote all proxies received “For” the election of Ms. Alvarez and Mr. Miramontes.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE TWO DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS AND NAMED IN THIS PROXY STATEMENT AS CLASS II DIRECTORS TO SERVE FOR A THREE-YEAR TERM.

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Proposal No. 2 — Ratification of the Selection of Independent Registered Public Accounting Firm

Our audit and risk committee has selected Deloitte & Touche LLP, as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2021. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2010. The audit and risk committee reviews the performance of the independent registered public accounting firm annually.

At the Annual Meeting, stockholders are being asked to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021. Stockholder ratification of the appointment of Deloitte & Touche LLP is not required by our amended and restated bylaws or other applicable legal requirements. However, our board of directors is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification as a matter of good corporate governance. In the event that this selection is not ratified by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Annual Meeting, such selection will be reconsidered by our audit and risk committee. Even if the selection is ratified, our audit and risk committee, in its sole discretion, may select another independent registered public accounting firm at any time during the year ending December 31, 2021 if the committee believes that such a change would be in the best interests of Oportun and its stockholders. A representative of Deloitte & Touche LLP is expected to be present during the Annual Meeting, where he or she will be available to respond to appropriate questions from stockholders and, if he or she desires, to make a statement.

Vote Required

The ratification of the selection of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting on the proposal. Abstentions will have the effect of a vote AGAINST the proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2021.

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Principal Accounting Fees and Services

The following table reflects the aggregate fees for audit and other services provided by Deloitte & Touche LLP for the years ended December 31, 2020 and 2019:

	Year Ended December 31,

	2020	2019

Audit Fees (1)	$2,144,698	$1,556,227

Audit-Related Fees (2)	234,772	225,000

Tax Fees (3)	364,199	403,567

All Other Fees (4)	—	3,790

Total Fees	$2,743,669	$2,188,584

(1)

Audit Fees consist of fees for professional services rendered in connection with the audit of our annual consolidated financial statements, the review of our quarterly condensed consolidated financial statements, statutory audit fees, and audit services that are normally provided by the independent registered public accounting firm in connection with regulatory filings. This category also includes fees for professional services provided in connection with our initial public offering, incurred during the fiscal year ended December 31, 2019, including comfort letters, consents and review of documents filed with the SEC.

(2)	Audit-Related Fees consist of fees for assurance and related services, including issuance of agreed upon reports,
(3)	Tax Fees consist of fees for U.S. and international corporate tax compliance and consulting services.
(4)	All Other Fees consist of aggregate fees billed for products and services other than those disclosed above, including providing reviews in connection with ongoing requirements.

Audit and Risk Committee Oversight of Independence and Pre-Approval Policy

At least annually, consistent with the applicable SEC and Public Company Accounting Oversight Board (“PCAOB”) rules, the audit and risk committee receives and reviews written disclosures from our independent registered public accounting firm, Deloitte & Touche LLP, delineating all relationships between them, or their affiliates, and the Company, or persons in financial oversight roles at the Company, that may reasonably be thought to bear on independence. The audit and risk committee considers and discusses with Deloitte & Touche LLP any potential effects of any such relationships on their independence as well as any compensation or services that could affect the their objectivity and independence.

As part of the audit and risk committee’s oversight of independence, the committee determines and approves engagements of Deloitte & Touche LLP to perform any proposed permissible non-audit services, including the scope of the service and the compensation to be paid, prior to the commencement of such engagements. All of the services provided by Deloitte & Touche LLP for the years ended December 31, 2020 and 2019 described above were pre-approved by the audit and risk committee. Our audit and risk committee has determined that the rendering of services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.

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Proposal No. 3 — Advisory Non-binding Vote on Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to cast an annual advisory non-binding vote to approve the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules, which disclosure includes “Executive Compensation,” the compensation tables, and the narrative disclosures that accompany the compensation tables (a “say-on-pay” vote). We encourage stockholders to read “Executive Compensation,” beginning on page 24 of this proxy statement, which describes the details of our executive compensation program and the decisions made by the compensation and leadership committee in 2020. Our board of directors and compensation and leadership committee believe that these policies and practices are effective in implementing our compensation philosophy and in achieving our compensation program goals.

Accordingly, we are asking our stockholders to vote “FOR” the following resolution:

RESOLVED, that the stockholders hereby approve, on an advisory non-binding basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the Annual Meeting, pursuant to the compensation disclosure rules of the SEC, including in “Executive Compensation,” the compensation tables and the narrative discussions that accompany the compensation tables.

Vote Required

The approval of this advisory non-binding proposal requires the majority of the voting power of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting. Abstentions will have the effect of a vote AGAINST this proposal and broker non-votes will have no effect on this proposal.

As an advisory vote, the proposal is not binding on our management team, our board of directors and our compensation and leadership committee. However, the compensation and leadership committee and our board of directors value the opinions expressed by stockholders in their votes on this proposal and will consider the outcome of this vote when making future executive compensation decisions.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY NON-BINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

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Directors, Executive Officers, and Corporate Governance

Oportun is strongly committed to good corporate governance practices, which we established to serve the best interests of the Company and its stockholders. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives. Our board of directors is currently comprised of seven members, divided into three classes with staggered three-year terms. Six of our seven directors are independent within the meaning of the independent director requirements of the Nasdaq Stock Market LLC (“Nasdaq”). At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Our board of directors consists of a diverse group of highly qualified leaders in their respective fields. The board of directors and the nominating, governance and social responsibility committee believe the skills, qualities, attributes and experience of our directors provide Oportun with business acumen and a diverse range of perspectives to engage each other and management to carefully address Oportun’s evolving needs and represent the best interests of Oportun stockholders.

Director Independence

The listing rules of Nasdaq generally require that a majority of the members of a listed company’s board of directors be independent. In addition, the listing rules generally require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent.

In addition, audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Additionally, compensation committee members must satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. In order to be considered independence for purposes of Rule 10C-1, a member of the compensation committee of a listed company may not, other than in his or her capacity as a member of the compensation committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors conducts an annual review of the independence of our directors. In its most recent review, our board of directors determined that Ms. Alvarez, Ms. Barefoot, Mr. Miramontes, Mr. Pascarella, Mr. Strohm, and Mr. Williams, representing six of our seven directors, are “independent directors” as defined under the applicable listing standards of Nasdaq and the applicable rules and regulations promulgated by the SEC. Our board of directors has also determined that all members of our audit and risk committee, compensation and leadership committee, and nominating, governance and social responsibility committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

Mr. Pascarella currently serves as our Lead Independent Director and we do not have a Chairman of our board of directors. Although not required, we have separated the roles of our Chief Executive Officer (“CEO”) and Lead Independent Director. The CEO is responsible for the day-to-day leadership, management, direction and performance of the Company, while the Lead Independent Director is responsible for coordinating the activities of the independent directors, including:

•	work with the CEO to develop and approve an appropriate board meeting schedule;

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•	work with the CEO to develop and approve board meeting agendas;

•	provide the CEO feedback on the quality, quantity, and timeliness of the information provided to our board of directors;

•	develop the agenda and moderate executive sessions of the independent members of our board of directors;

•	preside over board of director meetings when the CEO is not present or when the performance of our board of directors or CEO is discussed;

•	act as principal liaison between the independent members of our board of directors and the CEO;

•	convene meetings of the independent directors as appropriate;

•	be available for consultation and direct communication with stockholders as deemed appropriate; and

•	perform other duties as our board of directors may determine from time to time.

Executive Sessions of Independent Directors

In order to encourage and enhance communication among independent directors, and as required under applicable Nasdaq rules, our independent directors meet in regularly scheduled executive sessions, on a periodic basis but no less than twice a year, at which only independent directors are present. Our board of directors believes that executive sessions foster open and frank communication among the independent directors, which will ultimately add to the effectiveness of our board of directors, as a whole.

Board Meetings and Attendance

Our board of directors and its committees are expected to meet at least on a quarterly basis, and also hold special meetings and act by written consent from time to time. Our board of directors met 21 times during our last fiscal year. During our last fiscal year, each director attended 75% or more of the aggregate of the meetings of our board of directors and of the committees on which he or she served. Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. All of our current directors attended the 2020 annual meeting of stockholders.

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Board Committees

Our board of directors has established an audit and risk committee, a compensation and leadership committee, a credit risk and finance committee and a nominating, governance and social responsibility committee. Our board of directors may establish other committees to facilitate the oversight of our business. The composition and functions of each committee are described below. Each of the committees operates pursuant to a written charter, available on our investor relations website (http://investor.oportun.com/corporate-governance/governance-overview). The following table provides the current membership (M) and chairmanship (C) information for each standing committee. Members serve on these committees until their resignation or until otherwise determined by our board of directors.

	Audit and Risk Committee	Compensation and Leadership Committee	Credit Risk and Finance Committee	Nominating, Governance and Social Responsibility Committee

Aida M. Alvarez		M		C

Jo Ann Barefoot	M		M

Louis P. Miramontes (1)(2)	M			M

Carl Pascarella (3)(4)		M	C

David Strohm		C		M

R. Neil Williams (1)(5)	C		M

(1)	Financial Expert
(2)	Effective March 5, 2021, Mr. Miramontes stepped down as the chair of the audit and risk committee and will continue as a member.
(3)	Lead Independent Director
(4)	Effective March 5, 2021, Mr. Pascarella was appointed the chair of the credit risk and finance committee.
(5)	Effective March 5, 2021, Mr. Williams was appointed as the chair of the audit and risk committee. He stepped down as chair of the credit risk and finance committee and will continue as a member.

Audit and Risk Committee

Our audit and risk committee consists of Ms. Barefoot, Mr. Miramontes, and Mr. Williams. In 2020, the chair of our audit and risk committee was Mr. Miramontes. Effective March 5, 2021, Mr. Williams was appointed chair of the audit and risk committee and Mr. Miramontes continues to serve as a member. Our audit and risk committee met nine times during our last fiscal year. Our board of directors has determined that Mr. Miramontes, and Mr. Williams each qualifies as an “audit committee financial expert” as that term is defined under the SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002, and possesses financial sophistication, as defined under the Nasdaq listing standards. Our board of directors has also determined that each member of our audit and risk committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our board of directors has examined each audit and risk committee member’s scope of experience and the nature of their experience in the corporate finance sector.

The primary purpose of the audit and risk committee is to discharge the responsibilities of our board of directors with respect to our accounting, financial and other reporting and internal control practices and to oversee our independent registered public accounting firm. Specific responsibilities of our audit and risk committee include:

•	selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

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•	helping to ensure the independence and performance of the independent registered public accounting firm;

•	discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent accountants, our quarterly financial statements;

•	establishing procedures for the receipt, retention and treatment of complaints received by us about questionable accounting or audit matters;

•	reviewing our financial statements and critical accounting policies, practices, and estimates;

•	conferring with management and the independent registered public accounting firm regarding the scope, adequacy, and effectiveness of our internal controls over financial reporting;

•	reviewing our policies on risk identification, management, and assessment;

•	reviewing programs and risk framework around technology, including information technology and cybersecurity;

•	considering and approving or disapproving any related-party transactions;

•	reviewing and discussing with management our risk governance structure, risk assessment, and risk management practices; and

•	approving (or, as permitted, pre-approving) all audit and all permissible non-audit services to be performed by the independent registered public accounting firm.

Compensation and Leadership Committee

Our compensation and leadership committee, consists of Ms. Alvarez, Mr. Pascarella, and Mr. Strohm. The chair of our compensation and leadership committee is Mr. Strohm. Our compensation and leadership committee met four times during our last fiscal year. The primary purpose of our compensation and leadership committee is to discharge the responsibilities of our board of directors to oversee our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors, and other senior management, as appropriate. Specific responsibilities of our compensation and leadership committee include:

•	reviewing and approving the compensatory arrangements with our executive officers and other senior management;

•	reviewing and recommending to our board of directors the compensation of our directors;

•	administering our equity award plans, compensation plans, and similar programs;

•	selecting independent compensation consultants and assessing whether there are any conflicts of interest with any of the committee’s compensation advisers;

•

planning for succession to the offices of our executive officers and making recommendations to our board of directors with respect to the selection of appropriate individuals to succeed to these positions;

•	evaluating and approving compensation plans and programs and evaluating and approving the modification or termination of our existing plans and programs; and

•	establishing and reviewing general policies relating to compensation and benefits of our employees and evaluating our overall compensation strategy.

Credit Risk and Finance Committee

Our credit risk and finance committee consists of Ms. Barefoot, Mr. Pascarella, and Mr. Williams. In 2020, the chair of our credit risk and finance committee was Mr. Williams. Effective March 5, 2021, Mr. Pascarella

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was appointed chair of the credit risk and finance committee and Mr. Williams continues to serve as a member. Our credit risk and finance committee met five times during our last fiscal year. Specific responsibilities of our credit risk and finance committee include:

•

reviewing the quality of our credit portfolio and the trends affecting that portfolio through the review of selected measures of credit quality and trends and such other information as it deems appropriate;

•	overseeing the effectiveness and administration of, and compliance with, our credit, pricing and collections policies through the review of our processes and reports, as appropriate;

•	overseeing our credit and pricing risk and making recommendations to management and our board of directors regarding such risks;

•	reviewing periodically with management our historical and projected compliance with the covenants and restrictions arising under our financial obligations and commitments;

•	assessing and making recommendations to our board of directors regarding funding acquisitions, borrowing and lending strategy to meet profitability objectives; and

•	reviewing and making recommendations to our board of directors regarding financial transactions and commitments, including equity and debt financings, capital expenditures, and financing arrangements.

Nominating, Governance and Social Responsibility Committee

Our nominating, governance and social responsibility committee consists of Ms. Alvarez, Mr. Miramontes and Mr. Strohm. The chair of our nominating, governance and social responsibility committee is Ms. Alvarez. Our nominating, governance and social responsibility committee met four times during our last fiscal year. Specific responsibilities of our nominating, governance and social responsibility committee include:

•	identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our board of directors;

•	reviewing the performance of our board of directors, including committees of our board of directors;

•	considering and making recommendations to our board of directors regarding the composition of our board of directors and its committees;

•	developing and making recommendations to our board of directors regarding corporate governance policies and matters; and

•

overseeing and reviewing our policies, processes, procedures and strategies with respect to matters of corporate social responsibility, responsible lending practices, government relations, community development, support of charitable organizations, environmental sustainability, human rights, and other social and public matters of significance to the Company.

Compensation and Leadership Committee Interlocks and Insider Participation

None of the members of our compensation and leadership committee has ever been an officer or employee of the Company. None of our executive officers serve, or have served during the last fiscal year, as a member of our board of directors, compensation and leadership committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our compensation and leadership committee.

Director Qualifications and Nomination Process

Board Diversity

We are committed to maintaining a board of directors with the right mix of skills, experiences, background,and diversity required to guide Oportun. Four out of seven (57%) of our board of directors are women or members of underrepresented minority groups. While the board of directors has not adopted a formal

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policy regarding diversity in identifying director nominees, we are committed to actively seeking out highly qualified women and individuals from underrepresented minority groups to include in the pool from which the nominees for the board of directors are chosen. The nominating, governance and social responsibility committee considers the skills, expertise and background of director nominees. The nominating, governance and social responsibility committee seeks director nominees that would complement and enhance the effectiveness of the existing board of directors and ensure that its members are appropriately divers with various relevant backgrounds, skills, knowledge, perspectives and experiences.

Nomination to our Board of Directors

Our board of directors has delegated to our nominating, governance and social responsibility committee the responsibility of identifying suitable candidates to nominate to our board (including candidates to fill any vacancies that may occur) and assessing their qualifications in light of the policies and principles in our corporate governance guidelines, the committee’s charter and applicable laws. The identification and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors and will be significantly influenced by the particular needs of the board of directors from time to time. As a result, there is no specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet legal, regulatory and Nasdaq listing requirements and the provisions of our organizational documents and committee charters. For nominations of potential candidates made other than by our board of directors, the stockholder or other person making such nomination shall comply with Oportun’s amended and restated bylaws, including without limitation, submission of the information or other materials required with respect to proposed nominees. Each potential candidate must provide a list of references and agree (i) to be interviewed by the nominating, governance and social responsibility committee or other directors in their discretion, and (ii) to the conduct by the Company of a review of the qualifications of a proposed nominee. Prior to nomination of any candidate by our board of directors, each member of our board of directors shall be provided the opportunity to meet with a candidate. Any candidate nominated shall upon request agree in writing to comply with Oportun’s Corporate Governance Guidelines and all other Oportun policies and procedures applicable to members of our board of directors.

The nominating, governance and social responsibility committee will consider director candidates recommended by our stockholders. The nominating, governance and social responsibility committee does not intend to alter the manner in which it evaluates a candidate for nomination to our board of directors based on whether or not the candidate was recommended by a stockholder.

Director Qualifications

Our board of directors will determine the appropriate characteristics, skills and experience for our board of directors as a whole and for its individual members. Our board of directors considers recommendations for nominees from the nominating, governance and social responsibility committee. Our board of directors will consider the minimum general criteria set forth below, and may add additional criteria in specific searches to select candidates and existing directors for service on our board of directors. An acceptable candidate may not fully satisfy all of the criteria, but is expected to satisfy nearly all of them. Our board of directors believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, as well as having the highest personal integrity and ethics.

In considering candidates recommended by the nominating, governance and social responsibility committee, our board of directors intends to consider such factors as (i) possessing relevant expertise upon which to be able to offer advice and guidance to management, (ii) having sufficient time to devote to the affairs of the Company, (iii) demonstrated excellence in his or her field, (iv) having the ability to exercise sound business judgment and (v) having the commitment to rigorously represent the long-term interests of our stockholders. Our board of directors reviews candidates for director nomination in the context of the current composition of our board of directors, the operating requirements of the Company and the long-term interests of our stockholders. In

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conducting this assessment, our board of directors considers diversity, skills, and such other factors as it deems appropriate given the current needs of our board of directors and the Company to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, our board of directors reviews such directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, our board of directors will also determine whether the potential candidates satisfy the independence requirements of any stock exchange on which any of the Company’s capital stock is listed.

Stockholder Communications with our Board of Directors

Stockholders of the Company wishing to communicate with our board of directors or an individual director may send a written communication to our board of directors or such director c/o Oportun Financial Corporation, 2 Circle Star Way, San Carlos, CA 94070 Attn: Corporate Secretary. Written communications may be submitted anonymously or confidentially and may, at the discretion of the person submitting the communication, indicate whether the person is a stockholder or other interested party. Alternatively, stockholders may submit communications to our board of directors as a group through our investor relations website at https://investor.oportun.com/contact.

The Company’s Corporate Secretary will review each communication to determine whether it is appropriate for presentation to our board of directors or such director. Examples of inappropriate communications include product complaints, product inquiries, new product suggestions, resumes or job inquiries, surveys, solicitations or advertisements, or hostile communications.

Communications determined by the Corporate Secretary to be appropriate for presentation to our board of directors or such director will be submitted to our board of directors or such director on a periodic basis. Communications determined by the Corporate Secretary to be inappropriate for presentation will still be made available to any non-management director upon such director’s request.

Code of Conduct and Corporate Governance Guidelines

Our board of directors has adopted a Code of Business Conduct and Corporate Governance Guidelines that apply to all of our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Corporate Governance Guidelines are available on our investor relations website (http://investor.oportun.com/corporate-governance/governance-overview). We intend to disclose any amendments to the code of business conduct, or any waivers of its requirements, on our website to the extent required by the applicable rules and stock exchange requirements.

Corporate Responsibility and Sustainability at Oportun

Our governance framework and leadership commitment to our environmental, social, and governance (ESG) strategy are key to our success, driving company oversight, accountability, ethical actions, and transparency to our stakeholders and the broader public. Our approach to the management and oversight of our ESG priorities aligns with our mission and values. Our ESG strategy benefits from the engagement of Oportun’s diverse and independent board of directors. Our senior management team provides regular, in-depth business and strategy updates to the board of directors, who provide oversight, advice, and counsel on our business, policies, and strategies.

In April 2021, we published our first Corporate Responsibility and Sustainability Report that outlines our priorities around social impact, environmental performance, and governance, and highlights the resources we have invested in giving back to the communities that enable us to thrive as a mission-driven organization. As part

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of our commitment to continuous improvement, we expect to build on ESG content and analysis in future iterations of this report. We encourage you to review our most recent Corporate Responsibility and Sustainability Report (located on our website at https://oportun.com/about/servingcommunities/) for more detailed information. Nothing on our website, including our Corporate Responsibility and Sustainability Report or sections thereof, shall be deemed incorporated by reference into this proxy statement. Below are key focus areas of our ESG strategy and descriptions of recent progress:

Environmental

We are taking, and will continue to take, steps to reduce our own environmental footprint. Oportun recognizes that a sustainable healthy planet is critical to ensuring the long-term success of our business and the well-being of the communities we serve. To that end, we leverage our position as a financial services company to promote more sustainable and responsible business practices. In partnership with the Environmental Defense Fund (EDF) and other organizations, we have assessed our environmental impact and developed sustainability initiatives, beginning with our corporate travel, practices, and offices.

Carbon reduction Purchased carbon offsets for business travel by partnering with Cool Effect; recognized as a Certified Carbon Fighter for reducing emissions by 2,861 tons in 2020

Reducing paper

Decreased paper waste and improved the customer experience by using electronic signatures and providing electronic loan documents in over 95 percent of our applications, saving over 138,900 pounds of paper

Energy efficiency Reduced energy consumption 25 percent by switching to LED lighting in our San Carlos headquarters and dimming corporate lighting environments
Compost Used compostable materials in the cafeteria of our San Carlos headquarters
Waste management Implemented a pilot program that removed single-use plastics from all vending machines in our San Carlos headquarters

Social Impact

Creating a lasting and positive social impact is an intentional output of the mission and values that guide what we do at Oportun. Our focus on social responsibility is in service to the overall well-being of our team members, customers, and communities. Financial health and economic equity advance the causes of fundamental human rights, and our commitment to making a positive social impact in this area is core to the success of our business. Since our inception in 2005, we have extended over $10 billion in affordable and responsible credit to individuals in predominantly low-and middle-income communities. In that time, we have saved our customers

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more than $1.8 billion in interest and fees versus the other credit products typically available in low-and middle-income neighborhoods. In addition, we have helped put more than 890,000 people on a path toward financial inclusion by helping them start building a credit history.

Since 2016, Oportun has given at least 1% of its pretax income—totaling over $2.6 million—through charitable contributions to nonprofit organizations and schools, investing a portion of earnings back into the communities we serve. These are Oportun’s three charitable focus areas:

Across all our focus areas, we prioritize partnerships and nonprofit organizations serving traditionally underserved communities and people of color. We have taken steps to implement meaningful actions and continue to challenge ourselves to improve upon key areas in our business where we can advance social justice and economic equity. In response to the COVID-19 pandemic, we have provided assistance to impacted customers, communities, and team members. In 2020, we committed $250,000 in donations to directly address the pandemic, including:

•	$100,000 in charitable grants for local community-based efforts by nonprofits serving the most vulnerable families impacted by the pandemic;

•	$50,000 grant to the National Association for Latino Community Asset Builders (NALCAB) to support national efforts to aid Latino communities affected by the pandemic; and

•	$100,000 grant to the Oportun Employee Assistance Fund to aid employees who are experiencing hardship and impacted by the pandemic.

Diversity and Inclusion

We actively foster a diverse, equitable, and inclusive work environment. The Oportun team reflects the communities where we live and serve our customers, and all team members are treated equitably, fairly, and with respect. At Oportun, everyone is valued for their unique experience and all should feel that they belong. The vast majority of Oportun employees identify as people of color or women and the majority of each level of Oportun’s leadership team identifies as either women or people of color. Leadership is defined as Directors, Senior Directors, Vice Presidents and above, inclusive of the Board of Directors. People of color is defined using the self-reported EEOC classifications of Black or African American, Hispanic or Latino, Asian, American Indian/Alaskan Native, Native Hawaiian or Other Pacific Islander, and Two or More Races.

We continue to invest significant time and effort toward executing diversity and inclusion best practices across Oportun. In 2020, we launched a global Diversity, Equity, Inclusion, and Belonging (DEIB) initiative to actively assess and build on the progress we have made as an organization, including establishing a DEIB council comprising a representative group of employees. In 2020, our team members organized and launched three employee resource groups to support diversity initiatives that are each supported by senior Oportun leaders. Three additional groups have already launched in 2021.

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We’re proud of the caring, collaborative, and results-oriented culture that we’ve built together. At its center is a deep-seated connection to our mission to serve those who are left out of the financial mainstream. We value and reward the role each of our team members play in serving our customers, uplifting our communities, and fulfilling our mission. Some highlights in 2020 include:

•

Civic Engagement and Voter Education. We partnered with national nonprofit organizations to employ our hundreds of retail locations to promote voter registration and census participation in the low-and middle income neighborhoods we serve. We also encouraged civic engagement by making the 2020 U.S. Election Day a paid day off for all U.S. employees.

•

2nd Annual Volunteer Week. In our 2020 Annual Volunteer Week, we worked with United Way across the United States and Mexico and team members engaged virtually to: provide encouragement and guidance to students; use language skills to translate and teach; help prepare individuals for their future careers; make check-in calls to isolated seniors; and support civic engagement through advocacy efforts.

•

Volunteer Time Off. Oportun Volunteer Time Off provides team members with the ability to spend up to 1% of their annual paid time to volunteer at qualified nonprofit organizations and schools of their choice.

Role of our Board in Risk Oversight

The audit and risk committee and the credit risk and finance committee of our board of directors are primarily responsible for overseeing our risk management processes on behalf of our board of directors. The audit and risk committee and the credit risk and finance committee receive reports from management and our internal risk committees on at least a quarterly basis regarding our assessment of risks. In addition, each of the audit and risk committee and the credit risk and finance committee reports regularly to our board of directors, which also considers our risk profile. The audit and risk committee, credit risk and finance committee and our board of directors focus on the most significant risks we face and our general risk management strategies. While our board of directors oversees our risk management, management is responsible for day-to-day risk management processes. Our board of directors expects management and our internal risk committees to consider risk and risk management in each business decision, to proactively develop and monitor risk management strategies and processes for day-to-day activities and to effectively implement risk management strategies adopted by the audit and risk committee, credit risk and finance committee and our board of directors.

During 2020, the board of directors met regularly with management to review and discuss the impact of the COVID-19 pandemic on the Company’s employees, business, customers, and management’s strategies and initiatives. The board of directors has oversight and has been engaged concerning the monitoring and identification of risks to the Company, and actions taken to mitigate risks related to the COVID-19 pandemic. Board standing committees continue to monitor risks in their respective areas of oversight. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that the leadership structure of our board of directors, which also emphasizes the independence of our board of directors in its oversight of its business and affairs, supports this approach.

Role of our Board in Leadership Development

The board of directors oversees and is regularly updated on the company’s leadership development and talent management strategies designed to attract, develop, and retain business leaders who can drive strategic corporate and financial objectives and enhance long-term stockholder value. The board of directors formally reviews and discusses management development and succession plans for the CEO and his direct reports, including individual executive transitions as the need arises over the course of the year. The reviews include an assessment of senior executives and their potential as successor to the CEO. The board of directors has adopted procedures to elect a successor in the event of the CEO’s sudden incapacity or departure.

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Board of Directors Biographies

The following is biographical and certain other information for each of our directors who are nominated for election to our board of directors and for our continuing directors as of March 31, 2021:

Name	Age	Class	Position	Director Since	Current Term Expires	Expiration of Term for Which Nominated

Nominees for Director

Aida M. Alvarez (1)(2)	71	II	Director	2011	2021	2024

Louis P. Miramontes (2)(3)	66	II	Director	2014	2021	2024

Continuing Directors

Carl Pascarella (1)(4)(5)	78	III	Director	2010	2022	—

Raul Vazquez	48	III	Director	2012	2022	—

R. Neil Williams (3)(4)	68	III	Director	2017	2022	—

Jo Ann Barefoot (3)(4)	71	I	Director	2016	2020	—

David Strohm (1)(2)	72	I	Director	2007	2020	—

(1)	Member of the compensation and leadership committee.
(2)	Member of the nominating, governance and social responsibility committee.
(3)	Member of the audit and risk committee.
(4)	Member of the credit risk and finance committee.
(5)	Lead independent director.

Director Nominees

The Honorable Aida M. Alvarez has served as a member of our board of directors since August 2011. In addition to serving on our board of directors, Ms. Alvarez has served as member of the board of directors of Fastly Inc. since 2019, HP Inc. since 2016 and K12 Inc. since 2017. Ms. Alvarez was the former Administrator of the U.S. Small Business Administration and was a member of President Clinton’s Cabinet from 1997 to 2001. From 1993 to 1997, Ms. Alvarez was the founding Director of the Office of Federal Housing Enterprise Oversight. Prior to 1993, she was a vice president in public finance at First Boston Corporation, an investment bank, and Bear Stearns & Co., Inc., an investment bank. She also previously served on the board of directors of Walmart Inc., Zoosk, Inc., PacifiCare Health Systems, Union Bank, N.A. and UnionBanCal Corporation. Ms. Alvarez received a B.A. in English literature from Harvard College, as well as honorary doctorates from Bethany College, Iona College, Mercy College and the Inter-American University of Puerto Rico. Ms. Alvarez was elected to serve on the Harvard Board of Overseers. We believe Ms. Alvarez’s extensive experience in government and public service, investment banking and finance, and her knowledge of the Company enables her to make valuable contributions to our board of directors.

Louis P. Miramontes has served as a member of our board of directors since October 2014. Mr. Miramontes is a CPA and financial executive. He was a senior partner at KPMG LLP, a public accounting firm, from 1986 to September 2014, where he served in leadership functions, including Managing Partner of the KPMG San Francisco office and Senior Partner KPMG’s Latin American Region. Mr. Miramontes was also an audit partner directly involved with providing audit services to public and private companies, which included working with client boards of directors and audit committees regarding financial reporting, auditing matters, SEC compliance and Sarbanes-Oxley regulations. Mr. Miramontes currently serves on the board of directors of Lithia Motors, Inc., and Rite Aid Corporation. Mr. Miramontes received a B.S. in Business Administration from California State University, East Bay, and he is a Certified Public Accountant in the State of California. We believe Mr. Miramontes is qualified to serve on our board of directors due to his professional experience and deep audit and financial reporting expertise.

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Continuing Directors

Jo Ann Barefoot has served as a member of our board of directors since October 2016. Ms. Barefoot is the founder and CEO of Barefoot Innovation Group and has been the CEO since April 2012. Ms. Barefoot was a Senior Fellow at the John F. Kennedy School of Government’s Mossovar-Rahmani Center for Business & Government at Harvard University from July 2015 to June 2017. Ms. Barefoot also serves as a consultant to a number of private consumer finance companies, and invests and advises fintech startups. She serves on the board of the National Foundation for Credit Counseling and the Milken Institute FinTech Advisory Committee and previously served on the Consumer Advisory Board of the Consumer Financial Protection Bureau. Ms. Barefoot previously served as chair of the board of the Financial Health Network, as the Deputy Comptroller of the Currency, staff of the U.S. Senate Committee on Banking, Housing and Urban Affairs, as Co-Chair of the consulting firm Treliant Risk Advisors, as a Partner and Managing Director at KPMG Consulting and as Director of Mortgage Finance for the National Association of Realtors. Ms. Barefoot received a B.A. in English from the University of Michigan. We believe that Ms. Barefoot’s deep understanding of consumer finance and experience in government and community service provide her with a uniquely diverse perspective that benefits our board of directors.

Carl Pascarella has served as a member of our board of directors since March 2010. Mr. Pascarella is an Executive Advisor at TPG Capital, a leading global private equity firm, and has served in that capacity since August 2005. Mr. Pascarella joined TPG after retiring in 2005 from Visa U.S.A., Inc., a financial services company, where he served as the President and Chief Executive Officer for 12 years. Mr. Pascarella also served as President and CEO of Visa International’s Asia-Pacific Region and Director of the Asia-Pacific Regional Board. Prior to joining Visa International, Mr. Pascarella held positions as Vice President of the International Division of Crocker National Bank and Vice President, Metropolitan Banking, at Bankers Trust Company. We believe Mr. Pascarella’s leadership background as well as his extensive management experience in our industry enable him to make valuable contributions to the Company and our board of directors.

David Strohm has served as a member of our board of directors since February 2007. Mr. Strohm has been affiliated with Greylock Partners, a venture capital firm, since 1980, where he has served as a Partner since January 2001, and previously served as a General Partner from 1983 to 2001. Mr. Strohm currently serves as a director of several private companies. Mr. Strohm was previously also a director of DoubleClick, Inc. from 1997 to 2005, Internet Security Systems, Inc. from 1996 to 2006, SuccessFactors, Inc. from 2001 to 2010, EMC Corporation from 2003 to October 2015 and VMware, Inc. from 2007 to October 2015. Mr. Strohm received a B.A. from Dartmouth College and an M.B.A. from Harvard Business School. We believe that Mr. Strohm’s extensive experience as an investment professional in our industry and as a director of various companies, many of which are publicly traded, enables him to make valuable contributions to the Company and our board of directors.

Raul Vazquez has served as our Chief Executive Officer and as a member of our board of directors since April 2012. Prior to joining Oportun, Mr. Vazquez served in various positions since 2002 at Walmart.com and Walmart Inc., including three years as Chief Executive Officer of Walmart.com. Mr. Vazquez has served as member of the board of directors of Intuit, Inc. since May 2016 and also serves on the board of directors of the National Association for Latino Community Asset Builders (NALCAB). He previously served as a director of Staples, Inc. from 2013 to 2016. In addition, Mr. Vazquez has served as a member of the Consumer Advisory Board of the CFPB and the Community Advisory Council of the Federal Reserve Board, where he also served as Chair. Mr. Vazquez received a B.S. and M.S. in Industrial Engineering from Stanford University and an M.B.A. from the Wharton Business School at the University of Pennsylvania. We believe Mr. Vazquez’ experience in our industry, his role as our Chief Executive Officer and his extensive insight to the Company enable him to make valuable contributions to our board of directors.

R. Neil Williams has served as a member of our board of directors since November 2017. Mr. Williams has served as Executive Vice President and Chief Financial Officer at Intuit Inc. from January 2008 to

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February 2018. Prior to joining Intuit, from April 2001 to September 2007, Mr. Williams served as Executive Vice President of Visa U.S.A., Inc. and from November 2004 to September 2007, he served as Chief Financial Officer. During the same period, Mr. Williams held the dual role of Chief Financial Officer for Inovant LLC, Visa’s global IT organization. He has been an independent director of RingCentral, Inc. since March 2012 and previously served on the board of directors of Amyris, Inc. from May 2013 to March 2020. His previous banking experience includes senior financial positions at commercial banks in the Southern and Midwestern regions of the United States. Mr. Williams, a certified public accountant, received his bachelor’s degree in business administration from the University of Southern Mississippi. We believe that Mr. Williams’s professional experience in the areas of finance, accounting and audit oversight enables him to make valuable contributions to the Company and our board of directors.

Non-Employee Director Compensation

We compensate non-employee directors for their service on our board of directors with a combination of cash and equity awards, the amounts of which are commensurate with their role and involvement, and consistent with peer company practices. Directors may be reimbursed for travel, food, lodging and other expenses directly related to their activities as directors. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions as described in our amended and restated certificate of incorporation and amended and restated bylaws.

The compensation and leadership committee, which is comprised solely of independent directors, has the primary responsibility for reviewing and recommending to the board of directors the type and amount of compensation as well as changes to the compensation to be paid or awarded to non-employee directors, including any consulting, retainer, board meeting, committee and committee chair fees and stock option grants or awards.

Cash Compensation

Each non-employee director receives an annual cash retainer for his or her service on the board of directors, as well as additional cash retainers if he or she serves as the lead independent director, on a committee or as the chair of a committee. For new directors, these amounts are prorated for partial-year service based on the date of election to the board of directors. The following table lists the cash retainer amounts in effect during fiscal year 2020.

Position	Annual Cash Retainer

Board member	$40,000

Lead independent director	$25,000

Audit and risk committee chair	$20,000

Audit and risk committee member	$10,000

Other committee chair	$15,000

Other committee member	$7,500

Non-employee directors may elect to receive a fixed percent up to 100% of their cash compensation earned for board or committee service in the form of fully vested stock options or restricted stock units (“RSUs”). The number of shares underlying such stock options or RSUs will be calculated by dividing the amount of cash compensation elected by the non-employee director by the grant date fair value per share (which means for stock options, the Black-Scholes value or binomial-lattice pricing model and for RSUs, the grant date closing price of our common stock). All cash payments to non-employee directors who served in the relevant capacity at any point during the immediately preceding prior fiscal quarter will be paid quarterly in arrears on a prorated basis. A non-employee director who served in the relevant capacity during only a portion of the prior fiscal quarter will receive a pro-rated payment of the quarterly payment of the applicable cash retainer. At the end of 2020, directors were allowed to choose to receive their compensation for 2021 in the form of stock options, RSUs or cash.

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Equity Compensation

Each non-employee board director received an annual equity award of $125,000 and the lead independent director received an additional equity award of $31,250 immediately after the 2020 annual meeting. The number of RSUs was determined based on the annual equity award value divided by the closing price of our stock on the grant date and rounded up to the nearest full share, resulting in an award of RSUs covering 10,009 shares of our common stock for each non-employee director, with the lead independent director receiving an additional award of RSUs covering 2,502 shares of our common stock. The RSU awards vested upon the satisfaction of a service-based vesting schedule that lapsed over the course of a year, commencing June 2020, subject to the non-employee director continuing to provide services to us through the applicable vesting date.

The following table lists all outstanding equity awards held by our non-employee directors as of December 31, 2020:

Director	Stock Awards (#)	Stock Options (#)

Aida M. Alvarez	5,005	25,453

Jo Ann Barefoot	5,005	18,181

Louis P. Miramontes	5,005	18,181

Carl Pascarella	6,256	17,612

David Strohm	5,005	—

R. Neil Williams	5,005	18,181

Non-Employee Director Compensation Table

The following table provides information regarding all compensation awarded to, earned by or paid to our non-employee directors for the year ended December 31, 2020:

Director	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	All Other Compensation (2) ($)	Total ($)

Aida M. Alvarez	62,500	125,012	—	187,512

Jo Ann Barefoot	57,500	125,012	—	182,512

Louis P. Miramontes	67,500	125,012	—	192,512

Carl Pascarella	80,000	156,262	—	236,262

David Strohm	62,500	125,012	—	187,512

R. Neil Williams	65,000	125,012	—	190,012

(1)

This column reflects the aggregate grant date fair value of the stock options and RSUs measured pursuant to FASB ASC 718, without regard to forfeitures. The assumptions used in calculating the grant date fair value of these awards are set forth in Note 2 and Note 13 to our Notes to the Consolidated Financial Statements included on our Form 10-K filed February 23, 2021. These amounts do not reflect the actual economic value that may be realized by the non-employee director.

(2)	Amounts in this column reflect reimbursements for expenses incurred in connection with the directors’ duties as independent directors.

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Report of the Audit and Risk Committee

The information contained in this report of the audit and risk committee shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of Section 18 of the Exchange Act. No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

This report is submitted by the audit and risk committee of the board of directors. The audit and risk committee consists of the directors whose names appear below. None of the members of the audit and risk committee is an officer or employee of the Company, and our board of directors has determined that each member of the audit and risk committee is “independent” for audit committee purposes as that term is defined under Rule 10A-3 of the Exchange Act and the applicable Nasdaq rules. Each member of the audit and risk committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq.

The audit and risk committee’s general role is to assist the board of directors in monitoring the Company’s financial reporting process and related matters and risk management and related matters. The audit and risk committee’s specific responsibilities are set forth in its charter. A copy of the charter is available on our investor relations website: https://investor.oportun.com/corporate-governance/governance-overview.

The audit and risk committee has reviewed the Company’s consolidated financial statements for its fiscal year ended December 31, 2020 and met with its management team, as well as with representatives of Deloitte & Touche LLP, the Company’s independent registered public accounting firm, to discuss the consolidated financial statements and management’s assessment and Deloitte & Touche LLP’s evaluation of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2020. The audit and risk committee also discussed with members of Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the PCAOB.

In addition, the audit and risk committee received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit and risk committee concerning independence and discussed with members of Deloitte & Touche LLP its independence.

Based on these discussions, the financial statement review and other matters it deemed relevant, the audit and risk committee recommended to our board of directors that the Company’s audited consolidated financial statements for its fiscal year ended December 31, 2020 be included in its Annual Report on Form 10-K for its 2020 fiscal year.

Respectfully submitted by the members of the audit and risk committee of the board of directors:

R. Neil Williams (Chair)

Jo Ann Barefoot

Louis P. Miramontes

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Security Ownership of Certain Beneficial Owners and Management and Related Stockholders Matters

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 15, 2021 for:

•	each person, or group of affiliated persons, who beneficially owned more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors and nominees for director; and

•	all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 27,979,798 shares of our common stock outstanding as of April 15, 2021. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 15, 2021, to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Oportun Financial Corporation, 2 Circle Star Way, San Carlos, CA 94070.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percentage of Shares Beneficially Owned

5% Stockholders:

Entities affiliated with Blackstone, Inc. (2)	1,970,686	7.0%

Entities affiliated with Greylock Partners (3)	2,756,529	9.9%

Institutional Venture Partners XIV, L.P. (4)	3,408,691	12.2%

Kayne Anderson Rudnick Investment Management LLC (5)	3,568,468	12.8%

Madrone Partners, L.P. (6)	1,540,350	5.5%

Directors and Named Executive Officers:

Raul Vazquez (7)	1,733,634	5.9%

Jonathan Coblentz (8)	519,872	1.8%

Patrick Kirscht (9)	385,396	1.4%

Aida Alvarez (10)	38,670	*

Jo Ann Barefoot (11)	28,543	*

Louis P. Miramontes (12)	28,543	*

Carl Pascarella (13)	149,715	*

David Strohm (14)	287,055	1.0%

R. Neil Williams (15)	34,306	*

All executive officers and directors as a group (12 persons) (16)	3,849,787	12.6%

*	Represents beneficial ownership of less than one percent of the outstanding common stock.

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(1)

Represents shares of common stock beneficially owned by such individual or entity, and includes shares held in the beneficial owner’s name or jointly with others, or in the name of a bank, nominee or trustee for the beneficial owner’s account.

(2)

Based on a schedule 13G filed with the SEC on February 2, 2021, by BlackRock, Inc. According to the Schedule 13G, as of December 31, 2020, the reporting persons beneficially held a total of 1,970,686 shares. The shares are held by BlackRock, Inc. The address for BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(3)

Based on the Company’s capitalization records and Schedule 13G/A jointly filed with the SEC on February 12, 2021 by Greylock XII Limited Partnership, Greylock XII-A Limited Partnership and Greylock XII GP LLC, William W. Helman and Aneel Bhusri. According to the Company’s cpaitalization records, the reporting persons beneficially own a total 2,756,529 shares, consisting of 2,356,840 shares held directly by Greylock XII Limited Partnership, 261,866 shares held directly by Greylock XII-A Limited Partnership, and 137,823 shares held directly by Greylock XII Principals, LLC. Greylock XII GP LLC is the general partner of Greylock XII Limited Partnership and Greylock XII-A Limited Partnership, and may be deemed to beneficially own the shares of stock held directly by Greylock XII Limited Partnership and Greylock XII-A Limited Partnership. Mr. Helman, as a managing member of Greylock XII GP LLC, may be deemed to beneficially own the shares of stock held directly by Greylock XII Limited Partnership and Greylock XII-A Limited Partnership. Mr. Bhusri, as a managing member of Greylock XII GP LLC may be deemed to beneficially own the shares of stock held directly by Greylock XII Limited Partnership and Greylock XII-A Limited Partnership. Each of the beneficiaries for which Greylock XII Principals LLC acts as nominee retains sole voting power and investment control with respect to the shares held on their behalf. As such, Greylock XII Principals LLC disclaims beneficial ownership with respect to all such shares.The address for Greylock Partners is 2550 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

(4)

Based on the Company’s capitalization records and a Schedule 13G filed with the SEC on February 5, 2020, by Institutional Venture Partners XIV, L.P. (“IVP XIV”), Institutional Venture Management XIV, LLC (“IVM XIV”), Todd C. Chaffee, Norman A. Fogelsong, Stephen J. Harrick, J. Sanford Miller, Jules A. Maltz and Dennis B. Phelps. According to the Company’s capitalization records, the reporting persons beneficially held a total 3,408,691 shares. The shares are held by IVP XIV. IVM XIV serves as the sole general partner of IVP XIV and has sole voting and investment control over the shares owned by IVP XIV and may be deemed to own beneficially the shares held by IVP XIV. IVM XIV owns no securities of the Company directly. Todd C. Chaffee, Norman A. Fogelsong, Stephen J. Harrick, J.Stanford Miller, Jules A. Maltz and David B. Phelps are Managing Directors of IVM XIV and share voting and dispositive power over the shares held by IVP XIV, and may be deemed to own beneficially the shares held by IVP XIV. The Managing Directors own no securities of the Company directly. IVP XIV’s address is 3000 Sand Hill Road, Suite 250, Menlo Park, CA 94025.

(5)

Based on a Schedule 13G/A jointly filed with the SEC on February 12, 2021, by Kayne Anderson Rudnick Investment Management LLC, Virtus Investment Advisors, LLC and Virtus Equity Trust, on behalf of Virtus KAR Small Cap Growth Fund (collectively, “Kayne Anderson”). According to the Schedule 13G/A, as of December 31, 2020, the reporting persons beneficially held a total of 3,568,468 shares, of which Kayne Anderson Rudnick Investment Management LLC had sole investment discretion and voting authority over 878,676 shares and shared investment discretion and voting authority for 2,689,810 shares; Virtus Investment Advisors had shared investment discretion and voting authority for 2,689,810 shares; and Virtus Equity Trust had shared investment discretion and voting over 2,635,930 shares. Kayne Anderson’s address is 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067.

(6)

Based on a Schedule 13G/A jointly filed with the SEC on February 16, 2021, by Madrone Partners L.P., Madrone Capital Partners, LLC, Greg Penner, Jameson McJunkin and Thomas Patterson (collectively, “Madrone”). According to the Schedule 13G, as of December 31, 2020, the reporting persons beneficially owned 1,540,350 shares. The shares are held by Madrone Partners, L.P. Madrone Capital Partners, LLC. is the general partner of Madrone Partners, L.P. Greg Penner, Jameson McJunkin and Thomas Patterson are managers of Madrone Capital Partners, LLC and share voting and dispositive power over the shares held by Madrone Partners, L.P. Madrone’s address is 1149 Chestnut Street, Suite 200, Menlo Park, CA 94025.

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(7)

Consists of 1,733,634 shares, including (a) 171,127 shares held by Mr. Vazquez directly, (b) 172,864 shares held in a trust for which Mr. Vazquez is trustee, (c) 9,516 RSUs that are scheduled to vest within 60 days from April 15, 2021 and (d) 1,379,527 stock options exercisable within 60 days from April 15, 2021, of which 1,318,033 are vested as of such date.

(8)

Consists of 519,872 shares, including (a) 120,054 shares are held in a trust for which Mr. Coblentz is trustee, (b) 3,206 RSUs that are scheduled to vest within 60 days from April 15, 2021 and (c) 267,535 stock options are held by Mr. Coblentz and are exercisable within 60 days from April 15, 2021, of which 247,031 are vested as of such date.

(9)	Consists of 385,396 shares, including (a) 61,166 shares and (b) 324,230 stock options exercisable within 60 days from April 15, 2021, of which 293,482 are vested as of such date.
(10)

Consists of 38,670 shares, including (a) 10,714 shares, (b) 2,503 RSUs that are scheduled to vest within 60 days from April 15, 2021, and (c) 25,453 stock options exercisable within 60 days from April 15, 2021, of which 25,453 are vested as of such date.

(11)

Consists of 28,543 shares, including (a) 7,859 shares, (b) 2,503 RSUs that are scheduled to vest within 60 days from April 15, 2021, and (c) 18,181 stock options are vested and exercisable within 60 days from April 15, 2021.

(12)

Consists of 28,543 shares, including (a) 7,859 shares, (b) 2,503 RSUs that are scheduled to vest within 60 days from April 15, 2021, and (c) 18,181 stock options are vested and exercisable within 60 days from April 15, 2021.

(13)

Consists of 149,715 shares, including (a) 121,867, (b) 7,108 fully vested deferred RSUs, (c) 3,128 RSUs that are scheduled to vest within 60 days from April 15, 2021 and (d) 17,612 stock options are held by Mr. Pascarella and are vested and exercisable within 60 days from April 15, 2021.

(14)

Consists of 287,055 shares, including 271,160 shares held by Mapache Investments L.P., (b) 7,859 shares held by Mr. Strohm, (c) 5,533 fully vested deferred RSUs, and (d) 2,503 RSUs that are scheduled to vest within 60 days from April 15, 2021. Mr. Strohm, one of our directors, is a General Partner of Mapache Investments, L.P. and has voting and investment control over these shares.

(15)

Consists of 34,306 shares, including (a) 7,859 shares, (b) 5,763 fully vested deferred RSUs, (c) 2,503 RSUs that are scheduled to vest within 60 days from April 15, 2021 and (d) 18,181 stock options are vested and exercisable within 60 days from April 15, 2021.

(16)

Includes shares beneficially owned by all current executive officers and directors of the company. Consists of 3,849,787 shares outstanding, including (a) 758,920 shares, (b) 18,404 fully vested deferred RSUs, (c) 30,308 RSUs that are scheduled to vest within 60 days from April 15, 2021 and (d) 2,650,941 stock options exercisable within 60 days from April 15, 2021, of which 2,522,814 are vested as of such date.

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Executive Officer Biographies

The following is biographical information for our executive officers as of March 31, 2021:

Name	Age	Position

Raul Vazquez	49	Chief Executive Officer and Director

Jonathan Coblentz	50	Chief Financial Officer and Chief Administrative Officer

Patrick Kirscht	53	Chief Credit Officer

Joan Aristei	61	General Counsel and Chief Risk Officer

Matthew Jenkins	52	Chief Operations Officer and General Manager, Personal Loans and Auto Loans

David Needham	39	Chief Product Officer

For the biography of Mr. Vazquez, see “Directors, Executive Officers, and Corporate Governance—Board of Directors Biographies.”

Jonathan Coblentz has served as our Chief Financial Officer since July 2009 and our Chief Administrative Officer since September 2015. Prior to joining Oportun, Mr. Coblentz served as Chief Financial Officer and Treasurer of MRU Holdings, Inc., a publicly-traded student loan finance company, from April 2007 to February 2009. Prior to joining MRU Holdings, Mr. Coblentz was a Vice President at Fortress Investment Group, LLC, a global investment management company. Prior to his time at Fortress, Mr. Coblentz spent over seven years at Goldman, Sachs & Co. Mr. Coblentz began his career at Credit Suisse First Boston. Mr. Coblentz received a B.S., summa cum laude, in Applied Mathematics with a concentration in Economics from Yale University.

Patrick Kirscht has served as our Chief Credit Officer since October 2015, and previously served as our Vice President, Risk Management and Chief Risk Officer from October 2008 to October 2015 and our Senior Director, Risk Management from January 2008 to October 2008. Prior to joining Oportun, Mr. Kirscht was Senior Vice President of Risk Management for HSBC Card Services, Inc., the consumer credit card segment of HSBC Holdings, from 2007 to 2008. Mr. Kirscht joined HSBC Card Services in 2005 as part of HSBC’s acquisition of Metris Companies Inc., a start-up mono-line credit card company. Mr. Kirscht joined Metris Companies in 1995, where he served as Vice President of Planning and Analysis until he moved to Risk Management in 2004. Mr. Kirscht received a B.S. in Economics with a minor in Statistics, a B.S. in Business and an M.B.A. from the University of Minnesota.

Joan Aristei has served as our General Counsel and Chief Risk Officer since September 2020. She previously served as our General Counsel and Chief Compliance Officer since March 2018, as our Chief Compliance Officer from March 2017 to March 2018, and as our Vice President, Compliance from May 2014 to March 2017. Prior to joining Oportun, Ms. Aristei was a Director at Citi Private Bank from October 2010 to May 2014, where she served as head of Banking and Lending Product Compliance. Ms. Aristei was also previously Assistant General Counsel and Chief Compliance Officer for JP Morgan Chase & Company, in its auto finance and student lending division, where she led the establishment of a compliance framework for JP Morgan’s auto finance business after its merger with Bank One. Ms. Aristei received a B.A. in Chemistry and in French Literature from the University of California, San Diego, an M.B.A. from the UCLA Anderson School of Management and a J.D. from Loyola Law School.

Matthew Jenkins has served as our Chief Operations Officer since November 2016 and also as our General Manager, Personal Loans since August 2018 and General Manager, Personal & Auto Loans since January 2020. Prior to joining Oportun, Mr. Jenkins was Managing Director, Head of Global Consumer Operations Functions at Citigroup Inc., or Citi, from April 2015 to November 2016. In his prior role, Mr. Jenkins served as the Cards Chief Operations Officer at Citi from July 2011 to April 2015. From September 1999 to July 2011, Mr. Jenkins

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held various leadership roles of increasing scope and responsibility within consumer operations at Citi. Prior to Citi, Mr. Jenkins worked at First USA/Bank One’s Cardmember Service team from September 1995 to September of 1999 in various capacities, most recently as the Chief Finance Officer and Director of Business Analytics. Mr. Jenkins also served in the U.S. Army from 1988 to 1992, where he worked as an Intelligence Analyst and Spanish Linguist. Mr. Jenkins received a B.A. in Economics, summa cum laude, from the University of Texas at Austin.

David Needham has served as our Chief Product Officer since April 2021. He previously served as our Chief Technology Officer since March 2017, as our Vice President, Engineering and IT from March 2014 to March 2017, and as our Vice President, Engineering from October 2012 to March 2014. Prior to joining Oportun, Mr. Needham was a Vice President at @WalmartLabs, Walmart Inc.’s Silicon Valley technology innovation lab, from October 2011 to September 2012. Mr. Needham was also Vice President, Product Development at Samsclub.com, an online retail company, from May 2011 to October 2011, and Senior Director, Product Management for Walmart.com, an online retail company, from January 2010 to May 2011. Earlier in Mr. Needham’s career, he held various technical product management roles at Sycle.net, Tradami and UPS-Supply Chain Solutions, where he focused on the development of Software as a Service based business solutions. Mr. Needham received a B.S. in Business from the University of San Francisco.

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Executive Compensation

Named Executive Officers

The Company is a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Securities and Exchange Act of 1934, and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow the Company to provide less detail about its executive compensation program, the compensation and leadership committee is committed to providing the information necessary to help stockholders understand its executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe the executive compensation program for our named executive officers (the “NEOs”), during 2020:

Raul Vazquez Chief Executive Officer Age: 49 Tenure: 9 years	Jonathan Coblentz Chief Financial Officer & Chief Administrative Officer Age: 50 Tenure: 12 years	Patrick Kirscht Chief Credit Officer Age: 53 Tenure: 13 years

Key 2020 Highlights and Challenges

2020 challenged our business and hardworking customers in unexpected ways, enabling each to again demonstrate their resiliency. As part of the “Essential Critical Infrastructure Sector,” nearly all our retail locations remained open throughout the year to serve our customers and we adopted social distancing, screening, cleaning and other protocols to protect the health and safety of our employees, customers, and communities. Our contact centers remained in operation and we transitioned over 800 contact center employees to work from home. During 2020, we also increased the benefits we offered to employees, including increased sick leave, stipends to cover incremental childcare expenses, cash advances and access to the Oportun Employee Assistance Fund.

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Within weeks of COVID-19 being declared a global pandemic, Oportun rolled out significant product and service enhancements to support our customers, and our customers rapidly shifted from preferring in-person service to choosing to interact with Oportun virtually. Relying on our experience from previous natural disasters, we rapidly implemented payment relief options, such as economic hardship programs and reduced payment plans, to assist impacted customers. Due to our strategic technology investments, we were able to move quickly to tighten our underwriting criteria and rapidly deploy changes into production. After initial credit-tightening measures in March, we began gradually increasing our approval rates, starting with returning customers, and we were able to steadily increase loan volume and originations month-over-month and saw sequential increases in loan volume and originations quarter-over-quarter. Highlights of our 2020 performance amidst the pandemic were:

At the end of December, 1.4% of our Owned Principal Balance at End of Period was in emergency hardship deferral status, down from 14.6% at the end of April. We believe that our rapid response has been critical to assisting our customers return to repayment status. Furthermore, credit performance on newly-originated loans is trending better than 2019 and pre-pandemic levels.

Throughout the year, we actively identified and reduced discretionary spend, while continuing to invest in those areas that would further our long-term strategic agenda. We reduced our marketing spend and stringently adopted other expense savings initiatives. However, to ensure our long-term growth, we continued to make high-value investments in new products and enhancing our technology, engineering, and data science capabilities.

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Even in the face of the pandemic disruption, we maintained our focus on and significantly advanced our long-term strategic agenda, including as follows:

Developed strategic partnerships to efficiently grow our state footprint

Encouraged customers to embrace digital service options and launched new digital origination, marketing, and customer self-service initiatives

Pilot launched Lending as a Service model

Made our loans more affordable by capping our APR at 36%

Scaled our auto-secured personal loan across California and ended 2020 with $6.0 million in auto loans

Expanded our credit card into 33 states and ended 2020 with $5.7 million in credit card receivables through a partner bank

Applied to the OCC for a national bank charter to provide depository and banking services

Looking forward, we believe we remain well-positioned to provide responsible credit to hardworking people across the United States. We believe that our decisions and actions in 2020 will empower us to continue growing market share and accelerate our strategic agenda. The compensation and leadership committee believes that the actions taken by the NEOs throughout 2020 contributed greatly to Oportun’s solid performance in a year that presented unprecedented challenges and have positioned Oportun to deliver resilient, sustainable financial performance over the long term.

Oversight and Design of our Compensation Program

Compensation Philosophy and Objectives

We operate in a highly competitive and rapidly evolving market, and we expect competition among companies in our market to continue to increase. Our ability to compete and succeed in this environment is directly correlated to our ability to recruit, incentivize and retain talented individuals.

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We are guided by certain overarching values:

Focus on superior corporate results and stockholder value creation, with appropriate consideration of risk Our Values Fostering a performance-based culture, where rewards are distributed based upon results-focused goals Commitment to mission

Primary Goals of our Executive Compensation Programs

•	Attract, motivate and retain highly qualified and experienced executives who can execute our business plans in a fast-changing, competitive landscape.

•	Recognize and reward our executive officers fairly for achieving or exceeding rigorous corporate and individual objectives.

•	Align the long-term interests of our executive officers with those of our customers and stockholders.

Fiscal 2020 Pay Mix

The key components of total compensation opportunity for each executive officer set by the compensation and leadership committee annually are short-term cash compensation (annual base salary and annual incentive award) and long-term equity incentive compensation (stock options and RSUs). The target pay mix for fiscal 2020 for our CEO and other NEOs, on average, is shown below.

The CEO’s 2020 total director compensation decision focuses on variable and “at-risk” compensation that is closely aligned with Company performance. According to the chart below, 88% of the CEO’s 2020 compensation is performance-based and 80% of other NEOs’ compensation, on average, is performance-based.

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Elements of our Compensation Program

Pay Element Base Salary Annual Cash Incentive Longterm Equity Incentive Form of Compensation Cash Cash Stock Options RSUs Structure " Initially set through arm'slength negotiation at the time of hiring, taking into account level of responsibility, qualifications, experience, salary expectations and competitive market data. " Base salaries are then reviewed on an annual basis by the compensation and leadership committee and salary adjustments may be made based on factors above under Oversight and Design of our Compensation Program. Annual Cash Incentive 75%(1) Corporate Performance Goals 25%(1) Individual Goals Business Adaptation 60% Progress toward Long Term Objectives 25% Evaluation of Strategic Opportunities 15% 50%(2) Stock Options vesting over four years 50%(2) RSUs vesting over four years Philosophy Base salary is designed to be a competitive fixed component that establishes a guaranteed minimum level of cash compensation for our executive officers. The performancebased cash compensation was designed to reward the achievement of annual corporate performance relative to preestablished goals, as well as individual performance, contributions and strategic impact. Longterm incentive compensation is an effective means to motivate our NEOs to focus on stockholder value creating over a multiyear period.

(1)	For the CEO, 80% on corporate performance and 20% on attainment of individual goals.
(2)

Generally, annual equity mix consisted of 50% stock options and 50% RSUs. In addition, in September 2020, a pull-forward grant in the form of RSUs was made to NEOs which consisted of 50% of the annual grant value that would otherwise be awarded as part of the 2020 annual review process in March 2021. Please see discussion below under “Long-Term Incentive Compensation.”

Advisory Non-binding Vote on Executive Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our stockholders have the opportunity to cast an annual advisory non-binding vote to approve the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules. In 2020, stockholders extended their support for our executive compensation programs with 99.8% of the votes cast in favor of the say-on-pay proposal.

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Compensation Governance Policies and Practices

The Company’s executive compensation program is overseen by the compensation and leadership committee with the advice and support of the Company’s independent compensation consultant as well as the Company’s management team. The following summarizes certain executive compensation practices, we have implemented to drive performance and the practices we have not implemented because we do not believe they would serve our stockholders’ long-term interests.

What We Do	What We Don’t Do

Design our compensation program so that a significant portion of the NEO compensation is at risk based on the achievement of measures we believe create long-term stockholder value	Allow hedging or pledging of Company securities
Single trigger change in control severance benefits
Maintain individual employment arrangements with our executive officers	Excise tax “gross-ups” upon change in control
Review our peer group on an annual basis	Special benefit or retirement plans that are exclusive to the executive team
Hold annual advisory non-binding stockholder vote to approve the compensation of our NEOs
Retain an independent compensation consultant

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Roles of the Compensation and Leadership Committee, Management and the Compensation Consultant

Role of the Compensation and Leadership Committee

The compensation and leadership committee is responsible for overseeing our compensation programs and policies, including our equity incentive plans. Our compensation and leadership committee operates under a written charter adopted and approved by our board of directors, under which our board of directors retains concurrent authority with our compensation and leadership committee to approve compensation-related matters.

Each year, the compensation and leadership committee reviews and approves compensation decisions as they relate to our NEOs and other senior executive officers, including our CEO. The compensation and leadership committee initially establishes a framework by engaging in a baseline review of our current compensation programs, together with its independent compensation consultant and management, to ensure that they remain consistent with our business requirements and growth objectives. In this review, the independent compensation consultant is also asked to provide perspective on changing market practices as to compensation programs, with a particular focus on our identified peer group and other companies with whom we compete directly for talent, as discussed below under “Role of Compensation Consultants” and “Use of Competitive Market Data.” Following this review, the compensation and leadership committee considers the recommendations of our CEO, as discussed below under “Role of Management.” The compensation and leadership committee also manages the annual review process of our CEO, in cooperation with our lead director, in which all members of our board of directors are asked to participate and provide perspective, resulting in a compensation and leadership committee recommendation to the full board regarding individual compensation adjustments for our CEO. As part of this review of the compensation of our NEOs and other senior executive officers, the compensation and leadership committee considers several factors, including:

•  our corporate growth and other elements of financial performance;

•  individual performance and contributions to our business objectives;

•  the executive officer’s experience and scope of duties;

•  the recommendations of our CEO and other members of our management team;

•  retention risk;

•  internal pay equity;

•  an executive officer’s existing equity awards and stock holdings; while

•  ensuring our incentive plans do not encourage undue risk-taking.

Our compensation and leadership committee rely on their judgment and extensive experience serving on the boards of publicly traded companies to establish an annual target total direct compensation opportunity for each NEO that they believe will best achieve the goals of our executive compensation program and our short-term and long-term business objectives. The compensation and leadership committee retains flexibility to review our compensation structure periodically as needed to focus on different business objectives.

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Role of Management

Our CEO works closely with the compensation and leadership committee in determining the compensation of our NEOs (other than his own) and other executive officers. Each year, our CEO reviews the annual performance of our NEOs and other executive officers and makes recommendations to the compensation and leadership committee (except as it relates to his own performance and compensation) regarding individual compensation adjustments, promotions, bonus pool funding, level of achievement of corporate goals and annual incentive plan payouts. Our CEO also identifies and recommends corporate and individual performance objectives for our annual incentive plan for approval by the compensation and leadership committee based on our business plan and strategic objectives for the relevant fiscal year, and makes recommendations on the size, frequency and terms of equity incentive awards and new hire compensation packages. These recommendations from our CEO are often developed in consultation with members of his senior management team, including our CFO, Chief Human Resources Officer, and General Counsel and Chief Risk Officer.

In certain situations, our compensation and leadership committee may elect to delegate a portion of its authority to our CEO or a subcommittee. Our compensation and leadership committee has delegated to our CEO the authority to make employment offers to candidates at and below the senior vice president level without seeking the approval of the compensation and leadership committee. In addition, our compensation and leadership committee has delegated to a subcommittee, currently made up of our CEO and CFO, the authority to approve certain equity grants to employees at and below the senior vice president level, subject to certain parameters approved by the compensation and leadership committee.

At the request of the compensation and leadership committee, our CEO typically attends a portion of each compensation and leadership committee meeting, including meetings at which the compensation and leadership committee’s compensation consultant is present. From time to time, various members of management and other employees, as well as outside legal counsel and consultants retained by management, attend compensation and leadership committee meetings to make presentations and provide financial and other background information and advice relevant to compensation and leadership committee deliberations. Our CEO and other NEOs do not typically participate in, or be present during, any deliberations or determinations of our compensation and leadership committee regarding their compensation or individual performance objectives.

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Role of Compensation Consultants

The compensation and leadership committee has the authority under its charter to retain the services of one or more external advisors, including compensation consultants, legal counsel, accounting, and other advisors, to assist it in performance of its duties and responsibilities. The compensation and leadership committee makes all determinations regarding the engagement, fees, and services of these external advisors, and any such external advisor reports directly to the compensation and leadership committee.

During 2020, the compensation and leadership committee retained CODA Advisors, as its independent compensation consultant to provide support and advisory services as it relates to our compensation program, primarily to review our compensation peer group and to provide a competitive assessment of our executive and non-employee director compensation programs. CODA Advisors performs no other services for us other than its work for the compensation and leadership committee. CODA Advisors complied with the definition of independence under the Dodd-Frank Act and other applicable SEC and exchange regulations.

During 2020, the Company engaged Willis Towers Watson, or WTW, to conduct competitive assessments, develop long-term incentive compensation guidelines based on competitive market data, and recommend share reserve levels for our equity incentive plans. From time to time, WTW’s recommendations are shared with the compensation and leadership committee to inform their deliberations concerning our executive compensation program. WTW complies with the definition of independence under the Dodd-Frank Act and other applicable SEC and exchange regulations.

Use of Competitive Market Data

We strive to attract and retain the most highly qualified executive officers in an extremely competitive market. Accordingly, our compensation and leadership committee believes that it is important when making its compensation decisions to be informed as to the competitive market for executive talent, including the current practices of comparable public companies. Consequently, our compensation and leadership committee periodically reviews market data for each executive officer’s position, as described below.

In February 2020, the compensation and leadership committee approved a peer group of 17 companies, developed with the assistance of CODA Advisors, as a reference point in making 2020 executive compensation decisions, referred to as “compensation peer group” below. Because we are uniquely situated in both the financial services and technology industries, the number of directly comparable companies in terms of business operations and scope are limited. This peer group was selected among publicly-traded companies (i) with comparable total revenue and market capitalization in related industries (i.e., consumer finance, software and services), or (ii) that have similar product offerings.

At the time of the selection, the trailing four quarter revenues of the peer group companies ranged from approximately $239 million to $2.6 billion with a median of approximately $978 million. Our revenues during this period was between the 25th percentile and the median. Our compensation and leadership committee intends to review the peer group annually and may consider supplemental information from other public companies and third-party surveys.

For purposes of the March 2020 equity refresh grants discussed below under the heading “Elements of Executive Compensation and 2020 Compensation Decisions—Long-Term Incentive Compensation,” our compensation and leadership committee considered compensation data from the above-listed companies and the

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supplemental survey data. The compensation and leadership committee also considered equity grant compensation data for additional Bay Area companies with whom we compete for talent, referred to as “supplementary peer group” below.

Compensation Peer Group CURO Group Credit Acceptance Elevate Credit Enova International Evestnet Fair Isaac GreenDot GreenSky LendingClub Lending Tree Nelnet On Deck Capital OneMain Financial Q2 Holdings Regional Management SLM Corporation World Acceptance Supplementary Peer Group 8x8 A10 Networks Box Cloudera Forescout Tech MobileIron Telenav TiVo

Elements of Executive Compensation and 2020 Compensation Decisions

The key components of total compensation opportunity for each executive officer set by the compensation and leadership committee annually are short-term cash compensation (annual base salary and annual incentive award) and long-term equity incentive compensation (stock options and RSUs). The compensation and leadership committee generally allocates between total cash compensation and equity compensation in a way that substantially links executive compensation to corporate performance and strikes a balance between our short-term and long-term strategic goals. A significant portion of our NEOs’ total direct compensation opportunity is comprised of “at-risk” compensation in the form of performance-based bonus opportunities and equity awards in order to align the NEOs’ incentives with the interests of our stockholders and our corporate goals. We also provide our NEOs with certain severance and change in control benefits, as well as other benefits generally available to all our employees, including retirement benefits under our 401(k) plan and participation in our employee benefit plans.

Base Salaries

Base salary is designed to be a competitive fixed component that establishes a guaranteed minimum level of cash compensation of our executive officers. Base salaries are initially set through arm’s-length negotiation at the time of hiring, taking into account level of responsibility, qualifications, experience, salary expectations and market data. Base salaries are then reviewed on an annual basis by the compensation and leadership committee and salary adjustments may be made based on factors discussed above under “Oversight and Design of our Compensation Program.”

	2019 Annual Base Salary ($)	2020 Annual Base Salary ($) (1)	% Increase

Raul Vazquez	481,000	550,000	14.3%

Jonathan Coblentz	351,900	373,014	6.0%

Patrick Kirscht	414,000	430,560	4.0%

(1)	The base salary amounts in this column were approved by the compensation and leadership committee in February 2020, and they were effective as of March 1, 2020.

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Annual Incentive Plan

Each of our NEOs was eligible to participate in our annual incentive plan for 2020. This performance-based cash compensation was designed to reward the achievement of annual corporate performance relative to pre-established goals, as well as individual performance, contributions and strategic impact.

The compensation and leadership committee established target annual incentive awards for each executive officer, denominated as a percentage of base salary, which were set at the same percentage of base salary for 2020 as in 2019.

	2020 Target Annual Incentive Award Opportunity

	Target Award ($)	Percentage of Base Salary

Raul Vazquez	550,000	100%

Jonathan Coblentz	242,459	65%

Patrick Kirscht	279,864	65%

Following the start of the COVID-19 pandemic, our NEOs were necessarily focused on the immediate needs and the economic challenges posed by the global COVID-19 pandemic and leading Oportun and our employees through the significant impacts of the pandemic. These priorities, including keeping employees safe, engaged, and motivated; serving our customers and communities; maintaining a strong financial position; and continuing to pursue Oportun’s long-term strategies, set the Company’s strategic agenda and drove the NEOs’ actions in 2020.

Corporate Performance (75% Weight)(1) 60% Business Adaptation 25% Progress toward Long Term Objectives 15% Evaluation of Strategic Opportunities + Individual Performance (25% Weight) (1) = Target Annual Incentive Award

(1)	For the CEO, 80% on corporate performance and 20% on attainment of individual goals.

For 2020, the compensation and leadership committee approved the three corporate performance goals and their respective weightings set forth below. In selecting these corporate performance goals, our compensation and leadership committee believed that they were appropriate drivers for our business as they provided a balance between growing our business and strengthening our financial position, which enhance stockholder value. Periodically throughout the year, the compensation and leadership committee may revise corporate performance goals and weightings for annual incentive awards based on our business priorities and annual operating plan. During 2020, the compensation and leadership committee conducted quarterly assessments of the Company’s performance goals and progress.

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Performance Goal	Target Achievement		Actual Achievement	Percent Attainment

Business Adaptation	Qualitative	(1)	Fully met	60%

Progress toward Long Term Objectives	Qualitative	(1)	Fully met	25%

Evaluation of Strategic Opportunities	Qualitative	(1)	Fully met	15%

Total			Fully met	100%

(1)	Determined based on qualitative metrics at the discretion of the compensation and leadership committee.

The compensation and leadership committee recognized that under the executive team’s leadership, the Company successfully navigated the uncertainty and challenges of the COVID-19 pandemic to ensure business continuity while focusing on the health and safety of employees and customers. Through its deployment of a digital-first strategy and refinement of technology and data tools, the Company saw steady increases in loan volume and originations quarter-over-quarter while carefully managing credit performance. The Company worked quickly to develop new processes and tools to help impacted customers return to repayment status and to make credit available to new and returning customers who exhibited the ability to pay. Throughout the year, possible strategic opportunities were considered and the Company entered two strategic partnerships to expand market share and launch new business initiatives. The compensation and leadership committee also recognized that significant progress was made to deliver long-term value to the Company’s stakeholders, including meeting objectives regarding mobile, secured personal loans, credit card and a 50-state strategy for installment loans.

Individual annual incentive award goals and achievement for our NEOs other than our CEO vary depending on our strategic corporate initiatives and each executive officer’s responsibilities. While not exhaustive, below are certain key factors that the compensation and leadership committee, in consultation with our CEO, considered when determining the individual component of each 2020 annual incentive award. In 2020, our NEOs showed exceptional performance both in navigating the Company through the unprecedented challenges resulting from the COVID-19 pandemic and guiding Oportun on a trajectory for continued growth. The compensation and leadership committee recognized the individual accomplishments of the NEOs during unprecedented times, including:

•	Improvements to functional finance performance and public company reporting framework;

•	Entry into strategic partnerships to offer Oportun products in partner locations across the nation;

•	Application for national bank charter to offer Oportun products across all 50 states;

•	Rapid launch of economic hardship and deferral programs and other significant service enhancements to support customers harmed by the impact of the COVID-19 pandemic;

•	Launch of auto secured personal loan and expansion of credit card into new states; and

•	Developments to our proprietary risk model and refinement of our credit data and analytics capabilities across our products.

In 2020, the annual incentive awards were weighted 75% on corporate performance and 25% on attainment of individual goals for all of our NEOs, except for our CEO. The weighting of the annual incentive award to the CEO was weighted 80% on corporate performance and 20% on attainment of individual goals. Individual goal achievement for each NEO’s performance was determined by the compensation and leadership committee, and for 2020 determined that all individual goals were fully met.

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As a result of the compensation and leadership committee’s performance review, the following annual incentive awards paid to each of our NEOs for 2020:

	Target Bonus ($)	Corporate Achievement (% of Target)	Individual Achievement (% of Target)	Bonus Payout (% of Target)	Bonus Amount ($)

Raul Vazquez	550,000	100.0	100.0	100.0	550,000

Jonathan Coblentz	242,459	100.0	102.5	100.6	243,974

Patrick Kirscht	279,864	100.0	102.5	100.6	281,613

Long-Term Incentive Compensation

Our compensation and leadership committee believes long-term incentive compensation is an effective means for focusing our NEOs on driving increased stockholder value over a multi-year period and motivating them to remain employed with us. Currently, our compensation and leadership committee uses equity awards in the form of stock options and RSUs, to deliver annual long-term incentive compensation opportunities to our NEOs and to address special situations as they may arise from time to time. The compensation and leadership committee establishes annual targets for long-term incentive compensation to our NEOs and other executive officers, taking into consideration the competitive market analysis performed by our compensation consultant.

Our compensation and leadership committee considers stock options to be inherently performance-based, and automatically link executive pay to stockholder return, because the executive derives value from a stock option only if our stock price increases. As part of a balanced compensation strategy, our compensation and leadership committee also awards RSUs to help us to attract, motivate and retain our NEOs.

In March 2020, in connection with our 2019 annual review process and performance year-to-date, we granted refresh equity grants of stock options and RSUs to NEOs. The stock option grants provide for a four-year vesting schedule, with one-fourth of the shares subject to the stock option vesting on the first anniversary of the vesting commencement date, and the remaining shares vesting in 36 successive equal monthly installments following the first anniversary of the vesting commencement date, subject to the NEO’s continued service on each such vesting date. Each RSU grant provides for a four-year vesting schedule, with one-fourth of the RSUs vesting on each anniversary of the vesting commencement date, subject to the NEO’s continued service on each such vesting date. In determining the amount of such grants, the compensation and leadership committee considered compensation data with respect to the 2019 peer group, as well as the expanded San Francisco Bay Area group of consumer finance and fintech/technology companies identified above under “Oversight and Design of our Compensation Program—Use of Competitive Market Data” and granted RSUs at a level comparable to the median annual equity grant values of the combined peer group.

To encourage employee retention and focus the team on the long-term performance goals of the Company, the compensation and leadership committee approved a one-time grant of RSUs in September 2020 to all employees, including the NEOs, who had received equity grants as part of the 2019 annual review. These grants are considered “pull-forward” grants because the grant pulled forward to September 2020 is 50% of the annual

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grant value that would otherwise be awarded as part of the 2020 annual review process in March 2021, with the remainder issued as equity grants of stock options and RSUs in March 2021. The RSU grants provide for a four-year vesting schedule, with one-fourth of the RSUs vesting on each anniversary of the vesting commencement date, subject to the NEO’s continued service on each such vesting date.

Historically, equity awards have been granted in connection with an executive officer’s initial employment or promotion, and thereafter on a periodic basis (generally annually) in order to retain and reward our NEOs based on factors such as individual performance and strategic impact, retention goals and competitive pay practices. The compensation and leadership committee generally determines the size and mix of equity awards to our NEOs in consultation with our CEO (except with respect to his own awards) and based on factors discussed above in “Oversight and Design of our Compensation Program.” The compensation and leadership committee intends to continue to review the existing equity holdings of our NEOs, including the percentage of equity awards that are vested or will become vested as a result of our offering, as well as other factors, when considering advisability of future equity grants to our NEOs.

The stock options and RSUs granted as refresh equity grants and pull-forward grants to each NEO are as follows.

	Grant Date Fair Value of Annual Refresh Stock Option Awards ($)	Grant Date Fair Value of Annual Refresh RSUs ($)	Grant Date Fair Value of Pull-Forward RSUs ($)	Total Grant Date Fair Value ($)

Raul Vazquez	1,750,002	1,750,014	1,750,010	5,250,026

Jonathan Coblentz	600,008	600,001	600,007	1,800,016

Patrick Kirscht	750,007	750,006	750,002	2,250,015

Employment and Change in Control Arrangements

We have entered into at-will employment offer letters with each of our NEOs that were approved by the compensation and leadership committee and our board of directors. In addition, we provide each NEO with the opportunity to receive certain severance payments and benefits in the event of a termination of employment under certain circumstances, including in connection with a change of control. The compensation and leadership committee generally believes that that the severance protection payments and benefits we offer are necessary to provide stability among our executive officers, serve to focus our executive officers on our business operations, and avoid distractions in connection with a potential change in control transaction or period of uncertainty.

For additional information on the employment arrangements and potential post-employment payments to our NEOs, see “Employment, Severance, and Change in Control Agreements” and “Potential Payments and Benefits Upon Termination or Change in Control” below.

401(k) Plan and Employee Benefits

During 2020, all full-time employees in the United States, including the NEOs, were eligible to participate in the Company’s 401(k) plan, a tax qualified retirement plan (with an employer match up to 4% of eligible contributions). Other than the 401(k) plan, we do not provide defined benefit pension plans or defined contribution retirement plans to the NEOs or other employees.

We also offer a number of benefit programs to our full-time employees, including our NEOs, in the United States. These benefits include medical, vision and dental insurance, health and dependent care flexible spending accounts, wellness programs, charitable donation matching, short-term and long-term disability insurance, accidental death and dismemberment insurance, basic life insurance coverage, and business travel insurance. Full-time and part-time employees in the United States are eligible to receive paid parental leave.

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Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code generally places a $1 million limit on the amount of compensation a publicly held company can deduct in any tax year on compensation paid to “covered employees.” Prior to the passage of the 2017 Tax Cuts and Jobs Act, performance-based compensation, such as annual cash incentives and performance-based RSUs, paid to our “covered employees” was generally excluded from this $1 million deduction limit. As a result of changes in the tax law, this previously-available exclusion for performance-based compensation is generally no longer available after 2018. However, the compensation and leadership committee retains discretion to award compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not tax deductible by Oportun, and can modify compensation that was initially intended to be tax deductible if it determines that such modifications are consistent with our business needs. Thus, executive compensation arrangements may not be tax deductible or, if initially intended to be tax deductible, may not actually receive this treatment.

Taxation of Parachute Payments and Deferred Compensation

We do not provide, and have no obligation to provide, any executive officer, including any NEO, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Section 280G, 4999, or 409A of the Code. Sections 280G and 4999 of the Code provide that executive officers and directors who hold significant equity interests and certain other service providers may be subject to an excise tax if they receive payments or benefits in connection with a change of control that exceed certain limits prescribed by the Code, and that the employer may be unable to take a deduction on the amounts subject to this additional tax.

Hedging and Pledging Policies

We have established an insider trading policy, which, among other things, prohibits short sales, engaging in transactions in publicly-traded options (such as puts and calls) and other derivative securities relating to our common stock. This prohibition extends to any hedging or similar transaction designed to decrease the risks associated with holding our securities. In addition, all employees are prohibited from pledging any of our securities as collateral for a loan and from holding any of our securities in a margin account.

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Summary Compensation Table

The following table provides information regarding all compensation awarded to, earned by or paid to our NEOs for the years ended December 31, 2020, 2019, and 2018:

	Year	Salary (1) ($)	Stock Awards (2)(3)(4) ($)	Option Awards (2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation (5)(6) ($)	Total ($)
Raul Vazquez	2020	550,000	3,500,024	1,750,002	550,000	28,977	6,379,003
Chief Executive Officer	2019	481,000	1,287,948	1,249,737	458,634	20,895	3,498,214
	2018	460,333	3,500,000	—	524,182	18,500	4,503,016
Jonathan Coblentz	2020	373,014	1,200,008	600,008	243,974	26,769	2,443,773
Chief Financial Officer and Chief Administrative Officer	2019	351,900	429,316	416,576	226,676	12,645	1,437,113
	2018	328,000	1,100,003	—	240,840	9,747	1,678,590
Patrick Kirscht	2020	430,560	1,500,008	750,007	281,613	37,243	2,999,431
Chief Credit Officer	2019	414,000	643,974	624,864	256,587	14,807	1,954,232
	2018	385,333	1,500,001	—	283,342	22,337	2,191,014

(1)	The salary amounts in this column reflect the blended salary paid, which takes into account any salary increases effective during the year, if any.
(2)

These columns reflect the aggregate grant date fair value of stock options and RSUs measured pursuant to FASB ASC 718 without regard to forfeitures. The assumptions used in calculating the grant date fair value of these awards are set forth in Note 2 and Note 13 in our Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K filed with the SEC on February 23, 2021. These amounts do not reflect the actual economic value that may be realized by the NEO.

(3)	Bonuses represent amounts paid under our annual incentive plan.
(4)

2020 amount includes “pull-forward” grants awarded in September 2020 where the grant pulled forward 50% of the annual grant value that otherwise would have been awarded as part of the annual review process in March 2021, with the remainder issued as equity grants of stock options and RSUs in March 2021.

(5)

The amounts reported represent the cash value of Oportun’s match of our NEO’s contributions to the 401(k) plan. The amounts reported for 2020 include the cash value of Oportun’s match of our NEO’s contributions to the 401(k) plan and matching charitable contributions made by Oportun in 2020 pursuant to the Company’s charitable match program.

(6)

For 2020, “All other compensation” includes (i) $11,400 for 401(k) employer match and $396 for life insurance premium for Mr. Vazquez; (ii) $11,400 for 401(k) employer match, $396 for life insurance premium, and $5,000 for charitable match for Mr. Coblentz and (iii) $11,400 for 401(k) employer match, $396 for life insurance premium, and $1,000 for charitable match for Mr. Kirscht.

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Grants of Plan-Based Awards in Fiscal Year 2020

The following table provides information regarding each grant of a plan-based award made to an NEO under any plan in the year ended December 31, 2020:

	Type of Award	Grant Date	Estimate Future Payout Under Non-Equity Incentive Plan Awards (1) ($)	All Other Stock Awards: Number of Shares or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($)	Grant Date Fair Value of Stock and Option Awards (2) ($)
Raul Vazquez	Annual incentive award	3/5/2021	550,000	—	—	—	—
	Stock options	3/10/2020	—	—	193,364	19.00	1,750,002
	RSU	3/10/2020	—	92,106	—	—	1,750,014
	RSU (3)	9/10/2020	—	125,900	—	—	1,750,010
Jonathan Coblentz	Annual incentive award	3/5/2021	242,459	—	—	—	—
	Stock options	3/10/2020	—	—	66,297	19.00	600,008
	RSU	3/10/2020	—	31,579	—	—	600,001
	RSU (3)	9/10/2020	—	43,166	—	—	600,007
Patrick Kirscht	Annual incentive award	3/5/2021	279,864	—	—	—	—
	Stock options	3/10/2020	—	—	82,871	19.00	750,007
	RSU	3/10/2020	—	39,474	—	—	750,006
	RSU (3)	9/10/2020	—	53,957	—	—	750,002

(1)	Represents the target amount of annual cash incentive compensation for which the executive was eligible to receive under our annual incentive plan. There are no minimum thresholds or maximums.
(2)

This column reflects the aggregate grant date fair value of the stock options and RSUs measured pursuant to FASB ASC 718, without regard to forfeitures. The assumptions used in calculating the grant date fair value of these awards are set forth in Note 2 and Note 13 to our Notes to the Consolidated Financial Statements included on our Form 10-K filed February 23, 2021. These amounts do not reflect the actual economic value that may be realized by the NEO.

(3)

Includes “pull-forward” grants awarded in September 2020 where the grant pulled forward 50% of the annual grant value that otherwise would have been awarded as part of the annual review process in March 2021, with the remainder issued as equity grants of stock options and RSUs in March 2021.

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Outstanding Equity Awards at 2020 Fiscal Year End

The following table provides information with respect to all outstanding stock options and RSUs held by our NEOs as of December 31, 2020. See “Employment, Severance, and Change in Control Agreements” and “Potential Payments and Benefits Upon Termination or Change in Control” below for information regarding the impact of certain employment termination scenarios on outstanding equity awards.

			Option Awards				Stock Awards

Name	Vesting Commencement Date (1)		Number of Securities Underlying Unexercised Options— Unexercisable (2) (#)	Number of Securities Underlying Unexercised Options— Exercisable (3) (#)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units That Have Not Vested (4) (#)		Market Value of Shares or Units That Have Not Vested (5) ($)
Raul Vazquez	4/9/2012		—	791,318	1.32	8/1/2022	—		—
	7/25/2013		—	101,675	4.40	7/24/2023	—		—
	9/10/2014		—	136,363	10.23	9/9/2024	—		—
	7/31/2015		—	3,741	26.73	9/28/2025	—		—
	11/30/2016		—	145,453	19.69	11/29/2026	—		—
	8/30/2018		—	—	—	—	58,705		—
	3/3/2019		79,062	55,946	18.04	6/27/2029	—		—
	3/3/2019		—	—	—	—	53,546		1,037,186
	8/1/2019	(6)	—	—	—	—	28,548		552,975
	3/10/2020	(7)	193,364	—	19.00	3/9/2030	—		—
	3/10/2020		—	—	—	—	92,106		1,784,093
	9/10/2020	(8)	—	—	—	—	125,900		2,438,683
Jonathan Coblentz	7/2/2012		—	124,970	1.32	8/1/2022	—		—
	7/25/2013		—	4,545	4.40	7/24/2023	—		—
	9/24/2014		—	36,363	10.23	9/28/2024	—		—
	11/30/2016		—	34,090	19.69	11/29/2026	—		—
	8/30/2018		—	—	—	—	18,450		357,377
	3/3/2019		26,357	20,493	18.04	6/27/2029	—		—
	3/3/2019		—	—	—	—	17,849		345,735
	8/1/2019	(6)	—	—	—	—	8,744		169,371
	8/1/2019	(6)	—	—	—	—	874		16,929
	3/10/2020	(7)	66,297	—	19.00	3/9/2030	—		—
	3/10/2020		—	—	—	—	31,579		611,685
	9/10/2020	(8)	—	—	—	—	43166		836,125
Patrick Kirscht	3/1/2012		—	8,638	1.32	8/1/2022	—		—
	12/4/2012		—	14,878	1.87	12/3/2022	—		—
	7/25/2013		—	22,727	4.40	7/24/2023	—		—
	8/10/2013		—	45,454	4.40	8/9/2023	—		—
	9/24/2014		—	36,363	10.23	9/28/2024	—		—
	7/31/2015		—	54,545	26.73	9/28/2025	—		—
	11/30/2016		—	45,453	19.69	11/29/2026	—		—
	8/30/2018		—	—	—	—	25,159		487,330
	3/3/2019		39,352	30,743	18.04	6/27/2029	—		—
	3/3/2019		—	—	—	—	26,773		518,593
	3/10/2020	(7)	82,871	—	19.00	3/9/2030	—		—
	3/10/2020		—	—	—	—	39,474		764,611
	9/10/2020	(8)	—	—	—	—	53,957	(8)	1,045,147

(1)

Awards with a vesting commencement date on or prior to July 31, 2015 were granted under our 2005 Plan, awards with vesting commencement date on or prior to September 26, 2019 were granted under our 2015 Stock Option/Stock Issuance Plan. Awards with a vesting commencement date after September 26, 2019 were granted under our 2019 Equity Incentive Plan.

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(2)

Each option grant provides for a four-year vesting schedule, with one-fourth of the options vesting on the first anniversary of the vesting commencement date, and the balance vesting in equal monthly installments over the remaining 36 months, subject to the executive’s continued service on each such vesting date. Except as noted below, options are exercisable immediately following grant, also known as “early exercisable,” and unvested shares purchased on an early exercise are subject to a repurchase right in our favor on termination of employment that lapses along the same vesting schedule as contained in the option grant. This column reflects the number of unexercised options that were unvested as of December 31, 2020.

(3)	This column reflects the number of unexercised options that were vested as of December 31, 2020.
(4)

Except as otherwise noted, RSUs include both service-based and performance conditions to vest in the underlying shares of common stock, and require that the executive remains employed through the date upon which both vesting criteria are met. The RSUs will vest over a four-year period with one-fourth of the RSUs vesting on each one year anniversary of the vesting commencement date, subject to the executive’s continued service on each such vesting date. There is no performance-based vesting condition associated with such RSUs.

(5)	Represents the number of unvested shares underlying RSUs multiplied by the per share fair market value of our common stock as of December 31, 2020, which was $19.37.
(6)

The RSUs were acquired pursuant to a one-time voluntary stock option exchange offer program that was completed prior to our IPO. The RSUs vest over a two-year period, with one-half of the RSUs vesting on the first anniversary of the vesting commencement date and one-eighth of the RSUs vesting on a quarterly basis over the remaining four quarters. There is no performance-based vesting condition associated with such RSUs.

(7)	Stock options granted under our 2019 Equity Incentive Plan are not early exercisable.
(8)

Includes “pull-forward” grants awarded in September 2020 where the grant pulled forward 50% of the annual grant value that otherwise would have been awarded as part of the annual review process in March 2021, with the remainder issued as equity grants of stock options and RSUs in March 2021.

Option Exercises and Stock Vested in Fiscal Year 2020

The following table presents information concerning the aggregate number of shares of our common stock for which options were exercised during 2020 for each of the NEOs:

	Option Awards			Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)		Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(3)

Raul Vazquez	—	—		182,312	2,210,966

Jonathan Coblentz	35,909	325,090	(1)	54,065	657,356

Patrick Kirscht	10,000	179,900	(2)	52,264	588,860

(1)

Reflects two option exercises in April 2020 for an aggregate 20,000 shares with a $1.32 per share exercise price and an option exercise in December 2020 for 15,909 shares with a $4.40 per share exercise price with a weighted average $2.68 per share exercise price. The value realized on exercise was determined based on a fair market value of Oportun stock on the date of the exercise.

(2)

Reflects an option exercise in December 2020 for 10,000 shares with a $1.32 per share exercise price. The value realized on exercise was determined based on a fair market value of Oportun stock on the date of the exercise.

(3)	The number of shares and value realized on vesting include shares that were withheld or sold at the time of vesting to satisfy tax withholding requirements.

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Employment, Severance and Change in Control Agreements

In November 2018, in connection with the compensation and leadership committee’s review of the overall compensatory package of each officer, our board of directors approved a new form of executive offer letter and executive severance and change in control policy for our executive officers. In February 2019, we entered into amended and restated offer letters with each of our NEOs. The offer letters generally provide for at-will employment and set forth the executive’s base salary, eligibility for an annual incentive award opportunity and employee benefits, and coverage under our executive severance policy. Each of our NEOs has also executed our standard form of proprietary information and invention assignment agreement. General provisions of these agreements are discussed below, and any potential payments and benefits due upon a termination of employment or a change in control are further quantified below in “Potential Payments and Benefits Upon Termination or Change in Control.”

Executive Severance and Change in Control Policy

As discussed above, we have adopted an executive severance and change in control policy, which supersedes the individual severance arrangements previously entered into with our NEOs and is incorporated by reference into each NEO’s current offer letter.

Upon a termination of employment by us without cause or by the executive for good reason (an “involuntary termination”), our NEOs other than our CEO will receive 12 months of salary continuation and health insurance benefits if they have been employed with us for at least five years (or nine months of such benefits if they have been employed for less than five years). If the termination occurs within 90 days before or 12 months after a change in control, they will receive the higher level of salary continuation and health insurance benefits regardless of their tenure with us, their full target bonus, and full vesting of their unvested equity awards other than performance-vested awards. For performance-vested awards, any acceleration of vesting, exercisability or lapse of restrictions is based on actual performance through the date of such change in control.

On an involuntary termination, our CEO will receive 18 months of salary continuation and health insurance benefits if he has been employed with us for at least five years (or 12 months of such benefits if he has been employed for less than five years), and 12 months’ worth of accelerated vesting of equity awards other than performance-vested awards. If the involuntary termination occurs within the change in control period, he will receive the higher level of salary continuation and health insurance benefits regardless of his tenure with us, 150% of his target bonus, and full vesting of his unvested equity awards other than performance-vested awards. For performance-vested awards, any acceleration of vesting, exercisability or lapse of restrictions is based on actual performance through the date of such change in control.

Severance benefits are subject to the execution of a release of claims by the executive, resignation from all officer and director positions, and continued compliance with the executive’s obligations under any confidentiality, intellectual property assignment, and restrictive covenant agreement with us. The terms “cause,” good reason” and “change in control” can be found in the executive severance policy.

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Potential Payments and Benefits Upon Termination or Change in Control

The following table sets forth the estimated payments and benefits that would be received by each of the NEOs upon a termination of employment without cause or following a resignation for good reason which we refer to below as an involuntary termination, or in the event of an involuntary termination in connection with a change in control of Oportun. This table reflects amounts payable to each NEO assuming his or her employment was terminated on December 31, 2020, and the change in control also occurred on that date. For additional discussion of the potential benefits and payments due in connection with a termination of employment or a change in control, please see “Employment, Severance, and Change in Control Agreements—Executive Severance and Change in Control Policy” above.

Name	Involuntary Termination (1)(2) ($)	Change in Control Involuntary Termination (1)(2) ($)
Raul Vazquez
Cash Severance	825,000	825,000
Annual Incentive Award	—	825,000
Continuation of Health Insurance Benefits	22,482	22,482
Accelerated Vesting of Equity Awards	2,600,974	5,989,634
Total	3,448,456	7,662,116
Jonathan Coblentz
Cash Severance	373,014	373,014
Annual Incentive Award	—	242,459
Continuation of Health Insurance Benefits	8,118	8,118
Accelerated Vesting of Equity Awards	868,471	2,396,808
Total	1,249,603	3,020,399
Patrick Kirscht
Cash Severance	430,560	430,560
Annual Incentive Award	—	279,864
Continuation of Health Insurance Benefits	22,482	22,482
Accelerated Vesting of Equity Awards	905,717	2,898,682
Total	1,358,759	3,631,588

(1)	Based on salary and bonus targets as of December 31, 2020.
(2)

The estimated value of accelerated vesting of equity awards was calculated by multiplying the number of shares underlying the unvested option or RSU awards that would be accelerated by the per share fair market value of our common stock as of December 31, 2020, which was $19.37, minus the aggregate exercise price attributable to the accelerated shares in the case of an option. Options that have a per share exercise price above $19.37 are assumed to have no value.

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Equity Compensation Plan Information

The following table provides information as of December 31, 2020 with respect to shares of our common stock that may be issued under our existing equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units and Rights (#)	Weighted Average Exercise Price of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in the First Column) (#)

Equity compensation plans approved by security holders

2019 Equity Incentive Plan	2,505,532	19.00	1,058,603

2015 Stock Option / Stock Issuance Plan	2,793,897	20.98	—

2005 Stock Option / Stock Issuance Plan	1,794,768	6.09	—

2019 Employee Stock Purchase Plan	—	—	996,217

Equity compensation plans not approved by security holders	—	—	—

Total	7,094,197		2,054,820

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Report of the Compensation and Leadership Committee

The information contained in this report of the compensation and leadership committee shall not be deemed to be “soliciting material,” “filed” with the SEC, subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the liabilities of Section 18 of the Exchange Act. No portion of this compensation and leadership committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

The compensation and leadership committee has reviewed and discussed with management the “Executive Compensation” section contained in this proxy statement. Based on this review and discussion, the compensation and leadership committee has recommended to the board of directors that the “Executive Compensation” section be included in this proxy statement and incorporated into Oportun’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Respectfully submitted by the members of the compensation and leadership committee of the board of directors:

David Strohm (Chair)

Aida M. Alvarez

Carl Pascarella

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Certain Relationships and Related Transactions

The following is a summary of transactions and arrangements, since the beginning of our last fiscal year, to which we have been a participant, in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average Company’s total assets at year-end for the last two completed fiscal years in which we were or are to be a participant and in which a related person had or will have a direct or indirect material interest. A related person is: (i) an executive officer, director or director nominee, (ii) a beneficial owner of more than 5% of our common stock, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our common stock, or (iv) any entity that is owned or controlled by any of the foregoing persons has a substantial ownership interest or control.

Indemnification Agreements

Our amended and restated certificate of incorporation contains provisions limiting the liability of our directors, and our amended and restated bylaws provide that we indemnify each of our directors to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our board of directors with discretion to indemnify our officers and employees when determined appropriate by our board of directors. In addition, we have entered and expect to continue to enter into agreements to indemnify our directors and executive officers.

Investors’ Rights Agreement

We are party to an amended and restated investors’ rights agreement, which provides, among other things, that certain holders of our capital stock, have the right to demand that we file a registration statement or request that their shares of our capital stock be included on a registration statement that we are otherwise filing.

Transactions with Credit Karma

Raul Vazquez is currently a member of the board of directors of Intuit Inc. (“Intuit”). On December 3, 2020, Intuit acquired Credit Karma. We have conducted business with Credit Karma for lead generation services since November 2019 and made payments to Credit Karma of approximately $1,290,000 for services provided in 2020. Mr. Vazquez is not involved in directly managing Credit Karma and these transactions with Credit Karma were entered into in the ordinary course of business.

Policies and Procedures for Related Party Transactions

We have adopted a policy that all transactions, arrangements, or relationships in which the amounts exceed $120,000 or one percent of the average Company’s total assets at year-end for the last two completed fiscal years between us and our directors, executive officers, holders of more than 5% of our capital stock, any member of the immediate family of the foregoing persons, or their affiliates are approved by the audit and risk committee, or a similar committee consisting of entirely independent directors, according to the terms of our code of business conduct. In approving or rejecting any such related party proposal, the audit and risk committee will consider the relevant facts and circumstances available and deemed to be relevant to the matter, including, but not limited to, risks, costs, impact on independence, availability of alternatives, and transaction terms that could have been obtained from unaffiliated third parties.

We believe that we have executed all the transactions described above on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is out intent to ensure that all future transactions between us and related parties are also approved by the audit and risk committee, or a similar committee consisting of entirely independent directors, according to the terms of our code of business conduct, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

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Other Matters

Annual Report on Form 10-K and SEC Filings

We have filed our Annual Report on Form 10-K for the year ended December 31, 2020 with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Our Annual Report and this proxy statement are posted on our investor relations website at https://investor.oportun.com and are available from the SEC at its website at www.sec.gov. If you do not have access to the internet or have not received a copy of our Annual Report, you may request a copy of it or any exhibits thereto without charge by writing to our Corporate Secretary at Oportun Financial Corporation, 2 Circle Star Way, San Carlos, CA 94070.

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OPORTUN OPORTUN FINANCIAL CORPORATION 2 CIRCLE STAR WAY SAN CARLOS, CA 94070 VOTE BY INTERNET Before the Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Pacific Time on June 7, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting - Go to www.virtualshareholdermeeting.com/OPRT2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Pacific Time on June 7, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive it by June 7, 2021 for your vote to be counted. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D47637-P52779 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY OPORTUN FINANCIAL CORPORATION The Board of Directors recommends you vote FOR each of the Nominees listed in proposal 1, and FOR proposals 2 and 3: 1. Election of Class II Directors to serve until the 2024 Annual Meeting of Stockholders Nominees: 1a. Aida Alvarez 1b. Louis Miramontes For ☐ ☐ Withhold ☐ ☐ 2. Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2021. 3. To approve, on an advisory non-binding basis, the named executive officer compensation, as described in the proxy statement. 4. To conduct any other business as may properly come before the meeting or any adjournment thereof. For ☐ ☐ Against ☐ ☐ Abstain ☐ ☐ HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household. Yes ☐ No ☐ Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Document is available at www.proxyvote.com. D47638-P52779 OPORTUN FINANCIAL CORPORATION Annual Meeting of Stockholders June 8, 2021 8:00 a.m. Pacific Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Raul Vazquez, Jonathan Coblentz and Joan Aristei, and each of them, as proxies and attorneys-in-fact, each with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of OPORTUN FINANCIAL CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. Pacific Time on June 8, 2021, virtually at www.virtualshareholdermeeting.com/OPRT2021, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors. Continued and to be signed on reverse side